UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22920

The Advisors’ Inner Circle Fund III

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: September 30, 2025

Date of reporting period: September 30, 2025

Explanatory Note:

Subsequent to the Form N-CSR filing (on December 5, 2025) for The Advisors’ Inner Circle Fund III (the “Trust”), a misstatement of certain amounts related to PricewaterhouseCoopers LLP (“PwC”) fees in Item 4 (Principal Accountant Fees and Services) for the fiscal year ended September 30, 2025 was identified. This filing intends to correct the fees for services provided to the Trust by PwC. The amounts provided for the fiscal year ended September 30, 2024 were appropriately stated and have not changed. There are no other changes included in this supplemental filing.

Item 1. Reports to Stockholders.

(a)	A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors' Inner Circle Fund III

MetLife Opportunistic High Yield Fund

Institutional Shares - MFHIX

Annual Shareholder Report: September 30, 2025

This annual shareholder report contains important information about Institutional Shares of the MetLife Opportunistic High Yield Fund (the "Fund") for the period from October 1, 2024 to September 30, 2025. You can find additional information about the Fund at https://investments.metlife.com/mutual-fund-documents. You can also request this information by contacting us at 800-252-4993. This annual shareholder report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
MetLife Opportunistic High Yield Fund, Institutional Shares	$78	0.75%

How did the Fund perform in the last year?

The MetLife Opportunistic HY Mutual Fund underperformed the Bloomberg U.S. Corporate High Yield Bond Index (USD) (TR) the last 12 months on a gross of fee basis by 35 bps with an absolute return of +7.06%.

The portfolio’s relative underperformance was at the hands of impressive returns within Oil Field Services, Building Materials, and Midstream.

In early August, Shelf announced that it agreed to be acquired by a wholly owned subsidiary of ADES Holding Company for $400 million in an all-cash transaction plus the assumption of $1.2 billion of net debt. Shelf’s 9.625% '29s were callable on October 15th at $104.813 (T+50bp make-whole). After trading up from $80.12 to $85.62 during July, the bonds were trading to call at August month-end.

Nabors’ resilience in the face of a challenged drilling outlook was due to a combination of geographic mix, a large portion of its fleet is contracted international with longer term contracts relative to the US, and its modern high spec nature of their fleet, which declines at less aggressive rate than older rigs within the market.

Railroads, Automotive, Media & Entertainment, Packaging, and Leisure were all challenged largely due to idiosyncratic credit events.

Despite recently reporting increased ridership, Brightline East – a Florida based railroad – has continued to come under pressure as ridership and pricing have not met short-term expectations. The railroad continues to actively progress the planned issuance of equity through engagement with potential strategic sponsors.

Automotive aftermarket producer First Brands Group (Trico Group) voluntarily filed for Chapter 11 bankruptcy protection on September 28th, 2025. In September we purchased an exposure in First Brands’ first lien loan at a blended price of roughly $87.36 and it traded up to $96. The loan was rated B1 by Moody’s, B+ by S&P, and BB- by Fitch and had an issue size of $4.8bn. We thought it was good value with a refinancing to take place in front of the 2027 maturity while reported business trends (top line and EBITDA) were stable. Suddenly, within a week of purchasing rumors spread in the market that First Brands had failed to disclose large off-balance sheet liabilities to lenders who finance the company’s working capital (inventories and receivables) as well as a separate program which loaned the company money so that it could pay its suppliers on more favorable terms. A fraud this massive only happens once every decade or so in the HY market, and it is practically impossible to detect from the exterior of the company itself.

Multi-Color (LABL) – a packaging issuer – came under pressure after declining to provide annual guidance in addition to reporting weaker than expected earnings in a pre-release early in the quarter.

Cruise Yacht – a luxury cruise operator – did not meet its ramp up targets and thus changed its outlook, ultimately delaying its timeline of achieving high levels of profitability.

Additionally, mid-size issues ($500M-$1B) and B-rated securities drove the outperformance.

We maintain a cautiously optimistic view for the remainder of the year given relatively tight valuations from a historical perspective, offset by fundamentals and technicals that continue to remain supportive of the asset class.

We will continue to closely monitor corporate earnings, potential for weakening credit fundamentals, the direction of Fed interest rate policy, and developments in the recent trade war. While spreads remain close to historical tights at the aggregate index level, we expect detailed security selection to drive performance for the remainder of 2025.

How did the Fund perform since inception?

Total Return Based on $1,000,000 Investment

	MetLife Opportunistic High Yield Fund, Institutional Shares	Bloomberg U.S. Aggregate Bond Index (USD) (TR)Footnote Reference*	Bloomberg U.S. Corporate High Yield Bond Index (USD) (TR)Footnote Reference*
Dec/18	$1,000,000	$1,000,000	$1,000,000
Sep/19	$1,075,270	$1,103,143	$1,085,550
Sep/20	$1,081,209	$1,180,196	$1,120,877
Sep/21	$1,288,740	$1,169,632	$1,247,279
Sep/22	$1,142,774	$998,870	$1,070,928
Sep/23	$1,258,987	$1,005,307	$1,180,981
Sep/24	$1,432,777	$1,121,606	$1,366,900
Sep/25	$1,533,961	$1,153,950	$1,468,146

Since its inception on December 3, 2018. The line graph represents historical performance of a hypothetical investment of $1,000,000 in the Fund since inception. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future performance.Call 800-252-4993 for current month-end performance.

Footnote	Description
Footnote*	Total Return (TR) - Reflects no deductions for fees, expenses or taxes.

Average Annual Total Returns as of September 30, 2025

Fund/Index Name	1 Year	5 Years	Annualized Since Inception
MetLife Opportunistic High Yield Fund, Institutional Shares	7.06%	7.25%	6.46%
Bloomberg U.S. Aggregate Bond Index (USD) (TR)Footnote Reference*	2.88%	-0.45%	2.12%
Bloomberg U.S. Corporate High Yield Bond Index (USD) (TR)Footnote Reference*	7.41%	5.55%	5.78%

Key Fund Statistics as of September 30, 2025

Total Net Assets	Number of Holdings	Total Advisory Fees Paid	Portfolio Turnover Rate
$140,793,372	118	$349,821	66%

What did the Fund invest in?

Asset/Sector WeightingsFootnote Reference*

Value	Value
Health Care	0.7%
Municipal Bond	1.0%
Utilities	3.6%
Information Technology	4.3%
Communication Services	5.9%
Financials	7.8%
Consumer Discretionary	13.3%
Materials	14.1%
Energy	22.3%
Industrials	24.5%
Footnote	Description
Footnote*	Percentages are calculated based on total net assets.

Top Ten Holdings

Holding Name	Percentage of Total Net AssetsFootnote Reference(A)
Shelf Drilling Holdings	1.8%
Park River Holdings	1.7%
Nabors Industries	1.7%
VistaJet Malta Finance	1.5%
Virtusa	1.5%
Airswift Global	1.4%
NGL Energy Operating	1.4%
NES Fircroft Bondco	1.4%
Paratus Energy Services	1.4%
Venture Global LNG	1.4%
Footnote	Description
Footnote(A)	Short-Term Investments are not shown in the top ten chart.

Material Fund Changes

This is a summary of material changes made to the Fund since October 1, 2024:

Effective May 19, 2025, the Fund’s shareholders approved a new investment advisory agreement between the Trust, on behalf of the Fund, and MetLife Investment Management. Effective July 21,2025, the name of the Fund changed from the "Mesirow High Yield Fund" to the "MetLife Opportunistic High Yield Fund".

Changes in and Disagreements with Accountants

The Fund has selected Cohen & Co. to serve as the Fund's independent registered public accounting firm for the Fund's year ended September 30, 2025. The decision to select Cohen & Co. was recommended by the Fund's Audit Committee and was approved by the Fund's Board of Trustees on March 26, 2025.

Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information, call or visit:

  800-252-4993

  https://investments.metlife.com/mutual-fund-documents

Householding

Rule 30e-1 of the Investment Company Act of 1940 permits funds to transmit only one copy of a proxy statement, annual report or semi-annual report to shareholders (who need not be related) with the same residential, commercial or electronic address, provided that the shareholders have consented in writing and the reports are addressed either to each shareholder individually or to the shareholders as a group. This process is known as “householding” and is designed to reduce the duplicate copies of materials that shareholders receive and to lower printing and mailing costs for funds. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 800-252-4993 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies 30 days after receiving your request.

The Advisors' Inner Circle Fund III

MetLife Opportunistic High Yield Fund / Institutional Shares - MFHIX

Annual Shareholder Report: September 30, 2025

MFHIX-AR-2025

The Advisors' Inner Circle Fund III

MetLife Opportunistic High Yield Fund

Investor Shares - MFHVX

Annual Shareholder Report: September 30, 2025

This annual shareholder report contains important information about Investor Shares of the MetLife Opportunistic High Yield Fund (the "Fund") for the period from October 1, 2024 to September 30, 2025. You can find additional information about the Fund at https://investments.metlife.com/mutual-fund-documents. You can also request this information by contacting us at 800-252-4993. This annual shareholder report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
MetLife Opportunistic High Yield Fund, Investor Shares	$103	1.00%

How did the Fund perform in the last year?

The MetLife Opportunistic HY Mutual Fund underperformed the Bloomberg U.S. Corporate High Yield Bond Index (USD) (TR) the last 12 months on a gross of fee basis by 60 bps with an absolute return of +6.81%.

The portfolio’s relative underperformance was at the hands of impressive returns within Oil Field Services, Building Materials, and Midstream.

In early August, Shelf announced that it agreed to be acquired by a wholly owned subsidiary of ADES Holding Company for $400 million in an all-cash transaction plus the assumption of $1.2 billion of net debt. Shelf’s 9.625% '29s were callable on October 15th at $104.813 (T+50bp make-whole). After trading up from $80.12 to $85.62 during July, the bonds were trading to call at August month-end.

Nabors’ resilience in the face of a challenged drilling outlook was due to a combination of geographic mix, a large portion of its fleet is contracted international with longer term contracts relative to the US, and its modern high spec nature of their fleet, which declines at less aggressive rate than older rigs within the market.

Railroads, Automotive, Media & Entertainment, Packaging, and Leisure were all challenged largely due to idiosyncratic credit events.

Despite recently reporting increased ridership, Brightline East – a Florida based railroad – has continued to come under pressure as ridership and pricing have not met short-term expectations. The railroad continues to actively progress the planned issuance of equity through engagement with potential strategic sponsors.

Automotive aftermarket producer First Brands Group (Trico Group) voluntarily filed for Chapter 11 bankruptcy protection on September 28th, 2025. In September we purchased an exposure in First Brands’ first lien loan at a blended price of roughly $87.36 and it traded up to $96. The loan was rated B1 by Moody’s, B+ by S&P, and BB- by Fitch and had an issue size of $4.8bn. We thought it was good value with a refinancing to take place in front of the 2027 maturity while reported business trends (top line and EBITDA) were stable. Suddenly, within a week of purchasing rumors spread in the market that First Brands had failed to disclose large off-balance sheet liabilities to lenders who finance the company’s working capital (inventories and receivables) as well as a separate program which loaned the company money so that it could pay its suppliers on more favorable terms. A fraud this massive only happens once every decade or so in the HY market, and it is practically impossible to detect from the exterior of the company itself.

Multi-Color (LABL) – a packaging issuer – came under pressure after declining to provide annual guidance in addition to reporting weaker than expected earnings in a pre-release early in the quarter.

Cruise Yacht – a luxury cruise operator – did not meet its ramp up targets and thus changed its outlook, ultimately delaying its timeline of achieving high levels of profitability.

Additionally, mid-size issues ($500M-$1B) and B-rated securities drove the outperformance.

We maintain a cautiously optimistic view for the remainder of the year given relatively tight valuations from a historical perspective, offset by fundamentals and technicals that continue to remain supportive of the asset class.

We will continue to closely monitor corporate earnings, potential for weakening credit fundamentals, the direction of Fed interest rate policy, and developments in the recent trade war. While spreads remain close to historical tights at the aggregate index level, we expect detailed security selection to drive performance for the remainder of 2025.

How did the Fund perform since inception?

Total Return Based on $10,000 Investment

	MetLife Opportunistic High Yield Fund, Investor Shares	Bloomberg U.S. Aggregate Bond Index (USD) (TR)Footnote Reference*	Bloomberg U.S. Corporate High Yield Bond Index (USD) (TR)Footnote Reference*
Dec/18	$10,000	$10,000	$10,000
Sep/19	$10,751	$11,031	$10,856
Sep/20	$10,762	$11,802	$11,209
Sep/21	$12,801	$11,696	$12,473
Sep/22	$11,321	$9,989	$10,709
Sep/23	$12,444	$10,053	$11,810
Sep/24	$14,114	$11,216	$13,669
Sep/25	$15,075	$11,540	$14,681

Since its inception on December 3, 2018. The line graph represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future performance.Call 800-252-4993 for current month-end performance.

Footnote	Description
Footnote*	Total Return (TR) - Reflects no deductions for fees, expenses or taxes.

Average Annual Total Returns as of September 30, 2025

Fund/Index Name	1 Year	5 Years	Annualized Since Inception
MetLife Opportunistic High Yield Fund, Investor Shares	6.81%	6.97%	6.19%
Bloomberg U.S. Aggregate Bond Index (USD) (TR)Footnote Reference*	2.88%	-0.45%	2.12%
Bloomberg U.S. Corporate High Yield Bond Index (USD) (TR)Footnote Reference*	7.41%	5.55%	5.78%

Key Fund Statistics as of September 30, 2025

Total Net Assets	Number of Holdings	Total Advisory Fees Paid	Portfolio Turnover Rate
$140,793,372	118	$349,821	66%

What did the Fund invest in?

Asset/Sector WeightingsFootnote Reference*

Value	Value
Health Care	0.7%
Municipal Bond	1.0%
Utilities	3.6%
Information Technology	4.3%
Communication Services	5.9%
Financials	7.8%
Consumer Discretionary	13.3%
Materials	14.1%
Energy	22.3%
Industrials	24.5%
Footnote	Description
Footnote*	Percentages are calculated based on total net assets.

Top Ten Holdings

Holding Name	Percentage of Total Net AssetsFootnote Reference(A)
Shelf Drilling Holdings	1.8%
Park River Holdings	1.7%
Nabors Industries	1.7%
VistaJet Malta Finance	1.5%
Virtusa	1.5%
Airswift Global	1.4%
NGL Energy Operating	1.4%
NES Fircroft Bondco	1.4%
Paratus Energy Services	1.4%
Venture Global LNG	1.4%
Footnote	Description
Footnote(A)	Short-Term Investments are not shown in the top ten chart.

Material Fund Changes

This is a summary of material changes made to the Fund since October 1, 2024:

Effective May 19, 2025, the Fund’s shareholders approved a new investment advisory agreement between the Trust, on behalf of the Fund, and MetLife Investment Management. Effective July 21,2025, the name of the Fund changed from the "Mesirow High Yield Fund" to the "MetLife Opportunistic High Yield Fund".

Changes in and Disagreements with Accountants

The Fund has selected Cohen & Co. to serve as the Fund's independent registered public accounting firm for the Fund's year ended September 30, 2025. The decision to select Cohen & Co. was recommended by the Fund's Audit Committee and was approved by the Fund's Board of Trustees on March 26, 2025.

Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information, call or visit:

  800-252-4993

  https://investments.metlife.com/mutual-fund-documents

Householding

Rule 30e-1 of the Investment Company Act of 1940 permits funds to transmit only one copy of a proxy statement, annual report or semi-annual report to shareholders (who need not be related) with the same residential, commercial or electronic address, provided that the shareholders have consented in writing and the reports are addressed either to each shareholder individually or to the shareholders as a group. This process is known as “householding” and is designed to reduce the duplicate copies of materials that shareholders receive and to lower printing and mailing costs for funds. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 800-252-4993 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies 30 days after receiving your request.

The Advisors' Inner Circle Fund III

MetLife Opportunistic High Yield Fund / Investor Shares - MFHVX

Annual Shareholder Report: September 30, 2025

MFHVX-AR-2025

The Advisors' Inner Circle Fund III

MetLife Small Company Equity Fund

Institutional Shares - MSVIX

Annual Shareholder Report: September 30, 2025

This annual shareholder report contains important information about Institutional Shares of the MetLife Small Company Equity Fund (the "Fund") for the period from October 1, 2024 to September 30, 2025. You can find additional information about the Fund at https://investments.metlife.com/mutual-fund-documents. You can also request this information by contacting us at 800-252-4993. This annual shareholder report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
MetLife Small Company Equity Fund, Institutional Shares	$100	0.98%

How did the Fund perform in the last year?

Equity markets have exhibited significant volatility over the last year commencing with a post-election rally driven, in part, by the Fed’s decision to lower rates by 50-basis points, followed by a significant drawdown in equity prices which bottomed in April as the new presidential administration announced sweeping changes to tariffs. Over the last six months, equity markets were able to rise despite concerns regarding tariff risks, slowing employment growth, tepid manufacturing activity, sticky inflation expectations, and rising deficits.

Moderating economic activity has provided the Fed with the leeway it needed to lower rates. Additionally, the impact from impending tariffs on consumer spending has been more muted than expected, being mostly absorbed by suppliers and producers. With less tariff uncertainty, markets have focused on potential growth drivers for 2026 including a possible pull forward of CAPEX and R&D spending, which was incentivized in the recent budget bill along with increased capital spending in technology for Ai and datacenters. As a result, returns in equity markets have moved higher over the last year and considerably higher over the last six months.

The Small Company Fund has underperformed its Russell 2000 Index (USD) (TR) benchmark over the last year with all the underperformance occurring since benchmark’s low in April. The fund has higher-quality attributes with lower relative risk and extreme upward moves in the market are typically detrimental to the fund’s relative performance. Since the April market low, the Russell 2000 Index (USD) (TR) has bounced over 39%, led by companies exhibiting lower-quality factors. Companies with higher volatility and low profitability have been market leaders with unprofitable companies outperforming profitable companies by ~10%. Leadership by low-quality factors had outsized negative impact on our holdings in the Consumer Discretionary and Healthcare sectors. Additionally, market leadership has been mostly cyclical over this period with leadership from Technology, Industrial, and Materials sectors of the market while traditionally defensive sectors (Healthcare and Real Estate) have lagged the market. Our overall exposure to healthcare has been an additional detriment to relative portfolio performance.

Equity markets have excelled despite underlying economic softness evident by employment data declines and middling manufacturing survey data. However, overall economic growth has continued to be powered by a resilient consumer and equity markets have responded favorably to lower rates. We still expect that future rate cuts will be data-dependent, however, the composition of the Federal Reserve Board will change next year which could create more uncertainty. Nevertheless, we continue to believe the economy will avoid recession. While tariffs could still be a potential headwind to overall growth, we expect growth offsets from accelerated CAPEX and higher fiscal spending to benefit small cap equities.

How did the Fund perform since inception?

Total Return Based on $100,000 Investment

	MetLife Small Company Equity Fund, Institutional Shares	Russell 3000 Index (USD) (TR)Footnote Reference*	Russell 2000 Index (USD) (TR)Footnote Reference*
Dec/18	$100,000	$100,000	$100,000
Sep/19	$111,446	$120,164	$114,225
Sep/20	$97,503	$138,190	$114,671
Sep/21	$152,272	$182,239	$169,343
Sep/22	$140,989	$150,115	$129,551
Sep/23	$160,109	$180,830	$141,120
Sep/24	$201,717	$244,471	$178,886
Sep/25	$211,252	$287,031	$198,130

Since its inception on December 19, 2018. The line graph represents historical performance of a hypothetical investment of $100,000 in the Fund since inception. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future performance.Call 800-252-4993 for current month-end performance.

Footnote	Description
Footnote*	Total Return (TR) - Reflects no deductions for fees, expenses or taxes.

Average Annual Total Returns as of September 30, 2025

Fund/Index Name	1 Year	5 Years	Annualized Since Inception
MetLife Small Company Equity Fund, Institutional Shares	4.73%	16.72%	11.65%
Russell 3000 Index (USD) (TR)Footnote Reference*	17.41%	15.74%	16.81%
Russell 2000 Index (USD) (TR)Footnote Reference*	10.76%	11.56%	10.60%

Key Fund Statistics as of September 30, 2025

Total Net Assets	Number of Holdings	Total Advisory Fees Paid	Portfolio Turnover Rate
$7,971,253	81	$-	90%

What did the Fund invest in?

Asset/Sector WeightingsFootnote Reference*

Value	Value
Communication Services	1.1%
Utilities	2.3%
Consumer Staples	3.0%
Exchange-Traded Funds	3.1%
Energy	3.5%
Materials	6.0%
Real Estate	6.9%
Information Technology	11.0%
Consumer Discretionary	11.4%
Health Care	14.1%
Industrials	17.0%
Financials	17.3%
Footnote	Description
Footnote*	Percentages are calculated based on total net assets.

Top Ten Holdings

Holding Name	Percentage of Total Net Assets
Kontoor Brands	1.9%
ACI Worldwide	1.8%
Semtech	1.7%
Axsome Therapeutics	1.6%
SPDR S&P Biotech ETF	1.6%
Air Lease, Cl A	1.5%
iShares Russell 2000 ETF	1.5%
Mercury Systems	1.5%
Gates Industrial PLC	1.5%
ExlService Holdings	1.5%

Material Fund Changes

This is a summary of material changes made to the Fund since October 1, 2024:

Effective May 19, 2025, the Fund’s shareholders approved a new investment advisory agreement between the Trust, on behalf of the Fund, and MetLife Investment Management. Moreover, the name of the Fund changed from the "Mesirow Small Company Fund" to the "MetLife Small Company Equity Fund".

Changes in and Disagreements with Accountants

The Fund has selected Cohen & Co. to serve as the Fund's independent registered public accounting firm for the Fund's year ended September 30, 2025. The decision to select Cohen & Co. was recommended by the Fund's Audit Committee and was approved by the Fund's Board of Trustees on March 26, 2025.

Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information, call or visit:

  800-252-4993

  https://investments.metlife.com/mutual-fund-documents

Householding

Rule 30e-1 of the Investment Company Act of 1940 permits funds to transmit only one copy of a proxy statement, annual report or semi-annual report to shareholders (who need not be related) with the same residential, commercial or electronic address, provided that the shareholders have consented in writing and the reports are addressed either to each shareholder individually or to the shareholders as a group. This process is known as “householding” and is designed to reduce the duplicate copies of materials that shareholders receive and to lower printing and mailing costs for funds. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 800-252-4993 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies 30 days after receiving your request.

The Advisors' Inner Circle Fund III

MetLife Small Company Equity Fund / Institutional Shares - MSVIX

Annual Shareholder Report: September 30, 2025

MSVIX-AR-2025

The Advisors' Inner Circle Fund III

MetLife Small Company Equity Fund

Investor Shares - MSVVX

Annual Shareholder Report: September 30, 2025

This annual shareholder report contains important information about Investor Shares of the MetLife Small Company Equity Fund (the "Fund") for the period from October 1, 2024 to September 30, 2025. You can find additional information about the Fund at https://investments.metlife.com/mutual-fund-documents. You can also request this information by contacting us at 800-252-4993. This annual shareholder report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
MetLife Small Company Equity Fund, Investor Shares	$126	1.23%

How did the Fund perform in the last year?

Equity markets have exhibited significant volatility over the last year commencing with a post-election rally driven, in part, by the Fed’s decision to lower rates by 50-basis points, followed by a significant drawdown in equity prices which bottomed in April as the new presidential administration announced sweeping changes to tariffs. Over the last six months, equity markets were able to rise despite concerns regarding tariff risks, slowing employment growth, tepid manufacturing activity, sticky inflation expectations, and rising deficits.

Moderating economic activity has provided the Fed with the leeway it needed to lower rates. Additionally, the impact from impending tariffs on consumer spending has been more muted than expected, being mostly absorbed by suppliers and producers. With less tariff uncertainty, markets have focused on potential growth drivers for 2026 including a possible pull forward of CAPEX and R&D spending, which was incentivized in the recent budget bill along with increased capital spending in technology for Ai and datacenters. As a result, returns in equity markets have moved higher over the last year and considerably higher over the last six months.

The Small Company Fund has underperformed its Russell 2000 Index (USD) (TR) benchmark over the last year with all the underperformance occurring since benchmark’s low in April. The fund has higher-quality attributes with lower relative risk and extreme upward moves in the market are typically detrimental to the fund’s relative performance. Since the April market low, the Russell 2000 Index (USD) (TR) has bounced over 39%, led by companies exhibiting lower-quality factors. Companies with higher volatility and low profitability have been market leaders with unprofitable companies outperforming profitable companies by ~10%. Leadership by low-quality factors had outsized negative impact on our holdings in the Consumer Discretionary and Healthcare sectors. Additionally, market leadership has been mostly cyclical over this period with leadership from Technology, Industrial, and Materials sectors of the market while traditionally defensive sectors (Healthcare and Real Estate) have lagged the market. Our overall exposure to healthcare has been an additional detriment to relative portfolio performance.

Equity markets have excelled despite underlying economic softness evident by employment data declines and middling manufacturing survey data. However, overall economic growth has continued to be powered by a resilient consumer and equity markets have responded favorably to lower rates. We still expect that future rate cuts will be data-dependent, however, the composition of the Federal Reserve Board will change next year which could create more uncertainty. Nevertheless, we continue to believe the economy will avoid recession. While tariffs could still be a potential headwind to overall growth, we expect growth offsets from accelerated CAPEX and higher fiscal spending to benefit small cap equities.

How did the Fund perform since inception?

Total Return Based on $10,000 Investment

	MetLife Small Company Equity Fund, Investor Shares	Russell 3000 Index (USD) (TR)Footnote Reference*	Russell 2000 Index (USD) (TR)Footnote Reference*
Dec/18	$10,000	$10,000	$10,000
Sep/19	$11,145	$12,016	$11,422
Sep/20	$9,772	$13,819	$11,467
Sep/21	$15,259	$18,224	$16,934
Sep/22	$14,093	$15,011	$12,955
Sep/23	$15,978	$18,083	$14,112
Sep/24	$20,087	$24,447	$17,889
Sep/25	$20,957	$28,703	$19,813

Since its inception on December 19, 2018. The line graph represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future performance.Call 800-252-4993 for current month-end performance.

Footnote	Description
Footnote*	Total Return (TR) - Reflects no deductions for fees, expenses or taxes.

Average Annual Total Returns as of September 30, 2025

Fund/Index Name	1 Year	5 Years	Annualized Since Inception
MetLife Small Company Equity Fund, Investor Shares	4.33%	16.48%	11.52%
Russell 3000 Index (USD) (TR)Footnote Reference*	17.41%	15.74%	16.81%
Russell 2000 Index (USD) (TR)Footnote Reference*	10.76%	11.56%	10.60%

Key Fund Statistics as of September 30, 2025

Total Net Assets	Number of Holdings	Total Advisory Fees Paid	Portfolio Turnover Rate
$7,971,253	81	$-	90%

What did the Fund invest in?

Asset/Sector WeightingsFootnote Reference*

Value	Value
Communication Services	1.1%
Utilities	2.3%
Consumer Staples	3.0%
Exchange-Traded Funds	3.1%
Energy	3.5%
Materials	6.0%
Real Estate	6.9%
Information Technology	11.0%
Consumer Discretionary	11.4%
Health Care	14.1%
Industrials	17.0%
Financials	17.3%
Footnote	Description
Footnote*	Percentages are calculated based on total net assets.

Top Ten Holdings

Holding Name	Percentage of Total Net Assets
Kontoor Brands	1.9%
ACI Worldwide	1.8%
Semtech	1.7%
Axsome Therapeutics	1.6%
SPDR S&P Biotech ETF	1.6%
Air Lease, Cl A	1.5%
iShares Russell 2000 ETF	1.5%
Mercury Systems	1.5%
Gates Industrial PLC	1.5%
ExlService Holdings	1.5%

Material Fund Changes

This is a summary of material changes made to the Fund since October 1, 2024:

Effective May 19, 2025, the Fund’s shareholders approved a new investment advisory agreement between the Trust, on behalf of the Fund, and MetLife Investment Management. Moreover, the name of the Fund changed from the "Mesirow Small Company Fund" to the "MetLife Small Company Equity Fund".

Changes in and Disagreements with Accountants

The Fund has selected Cohen & Co. to serve as the Fund's independent registered public accounting firm for the Fund's year ended September 30, 2025. The decision to select Cohen & Co. was recommended by the Fund's Audit Committee and was approved by the Fund's Board of Trustees on March 26, 2025.

Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information, call or visit:

  800-252-4993

  https://investments.metlife.com/mutual-fund-documents

Householding

Rule 30e-1 of the Investment Company Act of 1940 permits funds to transmit only one copy of a proxy statement, annual report or semi-annual report to shareholders (who need not be related) with the same residential, commercial or electronic address, provided that the shareholders have consented in writing and the reports are addressed either to each shareholder individually or to the shareholders as a group. This process is known as “householding” and is designed to reduce the duplicate copies of materials that shareholders receive and to lower printing and mailing costs for funds. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 800-252-4993 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies 30 days after receiving your request.

The Advisors' Inner Circle Fund III

MetLife Small Company Equity Fund / Investor Shares - MSVVX

Annual Shareholder Report: September 30, 2025

MSVVX-AR-2025

(b)	Not applicable.

Item 2. Code of Ethics.

The Registrant (also referred to as the “Trust”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The Registrant’s audit committee financial experts are Thomas P. Lemke and Jay Nadel, and each of Mr. Lemke and Mr. Nadel are “independent”, as that term is defined in Form N-CSR Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to The Advisors’ Inner Circle Fund III (the aforementioned “Trust”).

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE September 30, 2025			FYE September 30, 2024
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$816,013	None	None	$808,066	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	$165,000(2)	None	None	$25,000(4)
(d)	All Other Fees	None	None	$200,000(3)	None	None	None

Fees billed by Ernst & Young LLP (“E&Y”) relate to the Trust.

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE September 30, 2025			FYE September 30, 2024
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$144,346	None	None	$138,792	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	$32,365(5)	None	None	$22,476(5)	None	None
(d)	All Other Fees	None	None	None	None	None	None

Fees billed by Cohen & Company, Ltd. (“Cohen & Co”) relate to the Trust.

Cohen & Co billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE September 30, 2025			FYE September 30, 2024
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$101,000	None	None	None	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	Tax compliance services provided to service affiliates of the funds.
(3)	Non-audit assurance engagements for service affiliates of the funds.
(4)	Tax return preparation fees for affiliates of the Funds.
(5)	Tax Fees for UK Reporting Fund Status.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval;

(2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

(3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert; provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor's independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2)	Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	FYE September 30, 2025	FYE September 30, 2024
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	FYE September 30, 2025	FYE September 30, 2024
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (Cohen & Co):

	FYE September 30, 2025	FYE September 30, 2024
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f)       Not applicable.

(g)        The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended September 30th were $365,000 and $25,000 for 2025 and 2024, respectively.

(g)       The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended September 30th were $32,365 and $22,476 for 2025 and 2024, respectively.

(g)       The aggregate non-audit fees and services billed by Cohen & Co for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended September 30th were $0 and $0 for 2025 and 2024, respectively.

(h)       During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

(i)       Not applicable. The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

(j)        Not applicable. The Registrant is not a “foreign issuer,” as defined in 17 CFR § 240.3b-4e.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6. Schedule of Investments.

(a)       The Schedule of Investments is included as part of the Financial Statements and Other Information filed under Item 7 of this form.

(b)       Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Financial statements and financial highlights are filed herein.

The Advisors’ Inner Circle Fund III

MetLife Opportunistic High Yield Fund
(formerly, Mesirow High Yield Fund)
MetLife Small Company Equity Fund
(formerly, Mesirow Small Company Fund)

Annual Financials and Other Information

September 30, 2025

Investment Adviser:

MetLife Investment Management, LLC

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Funds
September 30, 2025

TABLE OF CONTENTS

Financial Statements (Form N-CSR Item 7)
Schedules of Investments	1
Statements of Assets and Liabilities	17
Statements of Operations	19
Statements of Changes in Net Assets	20
Financial Highlights	22
Notes to Financial Statements	26
Report of Independent Registered Public Accounting Firm	43
Notice to Shareholders (Unaudited)	44
Other Information (Form N-CSR Items 8-11) (Unaudited)	45

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Opportunistic
High Yield Fund

September 30, 2025

SCHEDULE OF INVESTMENTS
CORPORATE OBLIGATIONS — 76.5%
	Face Amount	Value
Communication Services — 2.9%
Beasley Mezzanine Holdings
Callable 11/01/2025 @ $100
9.200%, 08/01/2028(A)	$1,027,000	$390,260
Dotdash Meredith
Callable 06/15/2028 @ $104
7.625%, 06/15/2032(A)	1,825,000	1,808,027
Spanish Broadcasting System
Callable 10/12/2025 @ $100
9.750%, 03/01/2026(A)	1,113,000	734,580
Urban One
Callable 11/01/2025 @ $102
7.375%, 02/01/2028(A)	2,183,000	1,147,887
		4,080,754
Consumer Discretionary — 10.1%
American Axle & Manufacturing
Callable 10/15/2028 @ $103
6.375%, 10/15/2032(A)	405,000	404,316
Cruise Yacht Upper HoldCo
Callable 07/05/2026 @ $106
11.875%, 07/05/2028	1,200,000	1,038,720
Garda World Security
Callable 11/15/2027 @ $104
8.375%, 11/15/2032(A)	1,385,000	1,437,667
Jacobs Entertainment
Callable 11/01/2025 @ $103
6.750%, 02/15/2029(A)	1,405,000	1,371,575
Callable 11/01/2025 @ $103
6.750%, 02/15/2029(A)	711,000	691,419
NES Fircroft Bondco
Callable 09/30/2026 @ $104
8.000%, 09/30/2029(A)	2,000,000	2,018,429
Park River Holdings
Callable 09/15/2026 @ $104
8.000%, 03/15/2031(A)	255,000	258,232
Callable 11/01/2025 @ $102
6.750%, 08/01/2029(A)	2,406,000	2,381,169
Scientific Games Holdings
Callable 11/01/2025 @ $103
6.625%, 03/01/2030(A)	1,250,000	1,162,141
SP Cruises Intermediate
Callable 09/14/2027 @ $106
11.500%, 03/14/2030(A)	1,500,000	1,426,252

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Opportunistic
High Yield Fund

September 30, 2025

SCHEDULE OF INVESTMENTS (continued)
CORPORATE OBLIGATIONS — continued
	Face Amount	Value
Consumer Discretionary — continued
SWF Holdings I
Callable 11/01/2025 @ $102
6.500%, 10/01/2029(A)	$670,000	$254,600
Velocity Vehicle Group
Callable 06/01/2026 @ $104
8.000%, 06/01/2029(A)	513,000	514,342
Voyager Parent
Callable 07/01/2028 @ $105
9.250%, 07/01/2032(A)	1,340,000	1,417,037
		14,375,899
Energy — 21.1%
Archer Norge
Callable 08/25/2027 @ $105
9.500%, 02/25/2030	1,250,000	1,319,534
Borr IHC
Callable 11/15/2025 @ $105
10.000%, 11/15/2028(A)	2,003,049	1,984,938
Constellation Oil Services Holding
Callable 11/07/2026 @ $105
9.375%, 11/07/2029(A)	1,430,000	1,465,750
Ferrellgas Escrow
Callable 11/01/2025 @ $101
5.875%, 04/01/2029(A)	1,920,000	1,786,833
Genesis Energy
Callable 05/15/2028 @ $104
8.000%, 05/15/2033	1,268,000	1,326,263
Greenfire Resources
Callable 11/01/2025 @ $106
12.000%, 10/01/2028(A)	1,273,000	1,353,137
ITT Holdings
Callable 11/01/2025 @ $102
6.500%, 08/01/2029(A)	1,845,000	1,813,883
Nabors Industries
Callable 08/15/2027 @ $104
8.875%, 08/15/2031(A)	2,504,000	2,332,000
NGL Energy Operating
Callable 02/15/2027 @ $104
8.375%, 02/15/2032(A)	1,987,000	2,035,972
Odfjell Rig III
Callable 11/30/2025 @ $105
9.250%, 05/31/2028	1,097,367	1,140,925

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Opportunistic
High Yield Fund

September 30, 2025

SCHEDULE OF INVESTMENTS (continued)
CORPORATE OBLIGATIONS — continued
	Face Amount	Value
Energy — continued
Paratus Energy Services
Callable 12/27/2026 @ $105
9.500%, 06/27/2029	$2,000,000	$1,996,405
SESI
Callable 09/30/2027 @ $104
7.875%, 09/30/2030(A)	960,000	960,000
Shelf Drilling Holdings
Callable 11/01/2025 @ $105
9.625%, 04/15/2029(A)	2,473,000	2,594,113
Star Holding
Callable 08/01/2027 @ $104
8.750%, 08/01/2031(A)	988,000	980,298
Summit Midstream Holdings
Callable 07/31/2026 @ $104
8.625%, 10/31/2029(A)	1,675,000	1,683,244
Tenneco
Callable 11/01/2025 @ $104
8.000%, 11/17/2028(A)	1,314,000	1,316,399
TransMontaigne Partners
Callable 03/15/2027 @ $104
8.500%, 06/15/2030(A)	1,055,000	1,099,331
Venture Global LNG
Callable 06/01/2026 @ $104
8.375%, 06/01/2031(A)	1,900,000	1,994,944
Welltec International APS
Callable 10/12/2025 @ $102
8.250%, 10/15/2026(A)	691,000	693,251
		29,877,220
Financials — 6.6%
Burford Capital Global Finance
Callable 07/15/2028 @ $104
7.500%, 07/15/2033(A)	1,650,000	1,679,040
Midcap Financial Issuer Trust
Callable 10/17/2025 @ $102
6.500%, 05/01/2028(A)	1,500,000	1,489,727
MM Proton I
Callable 10/15/2027 @ $105
9.875%, 10/05/2029(A)	1,275,000	1,272,814
Phoenix Aviation Capital
Callable 07/15/2027 @ $105
9.250%, 07/15/2030(A)	1,195,000	1,271,377

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Opportunistic
High Yield Fund

September 30, 2025

SCHEDULE OF INVESTMENTS (continued)
CORPORATE OBLIGATIONS — continued
	Face Amount	Value
Financials — continued
TrueNoord Capital DAC
Callable 03/01/2027 @ $104
8.750%, 03/01/2030(A)	$1,255,000	$1,333,436
VistaJet Malta Finance
Callable 11/01/2025 @ $103
6.375%, 02/01/2030(A)	2,156,000	2,101,407
		9,147,801
Health Care — 0.7%
Harrow
Callable 09/15/2027 @ $104
8.625%, 09/15/2030(A)	925,000	962,000

Industrials — 19.2%
Airswift Global
Callable 08/28/2026 @ $105
10.000%, 02/28/2029(A)	2,000,000	2,039,289
Alta Equipment Group
Callable 06/01/2026 @ $105
9.000%, 06/01/2029(A)	1,850,000	1,726,687
Brand Industrial Services
Callable 08/01/2026 @ $105
10.375%, 08/01/2030(A)	1,970,000	1,963,722
Brightline East
Callable 05/09/2027 @ $106
11.000%, 01/31/2030(A)	2,247,000	921,270
CHC Group
Callable 09/01/2027 @ $106
11.750%, 09/01/2030(A)	840,000	828,232
Cimpress
Callable 09/15/2027 @ $104
7.375%, 09/15/2032(A)	1,975,000	1,968,117
Deluxe
Callable 11/01/2025 @ $103
8.000%, 06/01/2029(A)	1,775,000	1,770,851
Efesto Bidco S.p.A Efesto US
Callable 02/15/2028 @ $104
7.500%, 02/15/2032(A)	1,250,000	1,272,000
Innovate
10.500%, 02/01/2027(A)	1,603,035	1,431,113
JELD-WEN
Callable 11/01/2025 @ $101
4.875%, 12/15/2027(A)	845,000	824,599

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Opportunistic
High Yield Fund

September 30, 2025

SCHEDULE OF INVESTMENTS (continued)
CORPORATE OBLIGATIONS — continued
	Face Amount	Value
Industrials — continued
Navios South American Logistics
8.875%, 07/14/2030	$1,200,000	$1,248,303
New Flyer Holdings
Callable 07/01/2027 @ $105
9.250%, 07/01/2030(A)	190,000	203,370
OneSky Flight
Callable 12/15/2026 @ $104
8.875%, 12/15/2029(A)	1,785,000	1,877,022
Oscar AcquisitionCo
Callable 11/01/2025 @ $105
9.500%, 04/15/2030(A)	1,375,000	1,125,926
Park-Ohio Industries
Callable 08/01/2027 @ $104
8.500%, 08/01/2030(A)	1,525,000	1,580,861
Railworks Holdings
Callable 11/01/2025 @ $104
8.250%, 11/15/2028(A)	1,350,000	1,365,707
Rand Parent
Callable 02/15/2026 @ $104
8.500%, 02/15/2030(A)	1,740,000	1,807,973
Specialty Building Products Holdings
Callable 10/15/2026 @ $104
7.750%, 10/15/2029(A)	1,400,000	1,422,117
Wilsonart
Callable 08/15/2027 @ $106
11.000%, 08/15/2032(A)	1,670,000	1,625,659
		27,002,818
Information Technology — 2.9%
ION Trading Technologies S.A.R.L.
Callable 05/30/2026 @ $105
9.500%, 05/30/2029(A)	1,825,000	1,927,518
Virtusa
Callable 11/01/2025 @ $102
7.125%, 12/15/2028(A)	2,150,000	2,100,550
		4,028,068
Materials — 13.0%
Calderys Financing II
Callable 11/01/2025 @ $104
11.750%, 06/01/2028(A)	1,600,000	1,670,125

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Opportunistic
High Yield Fund

September 30, 2025

SCHEDULE OF INVESTMENTS (continued)
CORPORATE OBLIGATIONS — continued
	Face Amount	Value
Materials — continued
Cerdia Finanz GmbH
Callable 10/15/2027 @ $105
9.375%, 10/03/2031(A)	$1,650,000	$1,746,938
Consolidated Energy Finance
Callable 02/15/2027 @ $106
12.000%, 02/15/2031(A)	606,000	554,494
Callable 11/01/2025 @ $101
5.625%, 10/15/2028(A)	1,456,000	1,212,835
Conuma Resources
Callable 05/01/2026 @ $110
13.125%, 05/01/2028(A)	1,684,000	1,659,721
GPD
Callable 06/30/2026 @ $106
12.500%, 12/31/2029(A)	580,000	441,055
JW Aluminum Continuous Cast
Callable 04/01/2027 @ $105
10.250%, 04/01/2030(A)	1,865,000	1,949,066
LABL
Callable 10/01/2027 @ $104
8.625%, 10/01/2031(A)	1,877,000	1,378,907
Magnera
Callable 11/15/2027 @ $104
7.250%, 11/15/2031(A)	1,125,000	1,058,603
Mativ Holdings
Callable 10/01/2026 @ $104
8.000%, 10/01/2029(A)	2,000,000	1,980,119
Mercer International
Callable 10/12/2025 @ $106
12.875%, 10/01/2028(A)	1,050,000	955,559
Rain Carbon
Callable 03/01/2026 @ $106
12.250%, 09/01/2029(A)	1,745,000	1,868,665
TMS International
Callable 10/12/2025 @ $102
6.250%, 04/15/2029(A)	1,869,000	1,812,410
		18,288,497
TOTAL CORPORATE OBLIGATIONS
(Cost $109,415,798)		107,763,057

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Opportunistic
High Yield Fund

September 30, 2025

SCHEDULE OF INVESTMENTS (continued)
LOAN OBLIGATIONS — 19.5%
	Face Amount	Value
Communication Services — 2.9%
ITG Communications, LLC, Initial Term Loan
8.947%, CME Term SOFR + 4.750%,
07/01/2031	$1,825,060	$1,801,115
Research Now Group, LLC, Second Out Term Loan
9.956%, CME Term SOFR + 5.760%,
10/15/2028	722,748	588,439
Townsquare Media, Inc., Initial Term Loan
9.195%, CME Term SOFR + 5.000%,
02/06/2030	1,921,300	1,678,736
		4,068,290
Consumer Discretionary — 3.1%
Century Casino, Term B Loan, 1st Lien
10.275%, CME Term SOFR + 6.100%,
03/23/2029	2,187,879	1,840,006
Kelso Industries, LLC, Delayed Draw Term Loan
5.750%, 12/26/2029	51,750	51,750
Kelso Industries, LLC, Initial Term Loan
9.913%, CME Term SOFR + 5.750%,
12/26/2029	103,500	103,500
Kelso Industries, LLC, Term Loan
9.913%, CME Term SOFR + 5.750%,
12/26/2029	762,011	762,011
River Rock Entertainment Authority, Term Loan, 1st Lien
0.000%, 06/25/2031 (B)	1,640,000	1,599,000
		4,356,267
Energy — 1.0%
Natgasoline, LLC, 2025 Term Loan
9.502%, CME Term SOFR + 5.500%,
03/24/2030	1,352,875	1,365,281

Financials — 1.2%
HP PHRG Borrower, LLC, Closing Date Term Loan
8.316%, CME Term SOFR + 4.000%,
02/13/2032	1,316,700	1,311,762
RLG Holdings, Term Loan, 2nd Lien
11.778%, CME Term SOFR + 7.610%,
07/02/2029	996,000	393,420
		1,705,182

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Opportunistic
High Yield Fund

September 30, 2025

SCHEDULE OF INVESTMENTS (continued)
LOAN OBLIGATIONS — continued
	Face Amount	Value
Industrials — 5.2%
First Brands Group, LLC, 2022-II Incremental Term Loan, 1st Lien
9.570%, CME Term SOFR + 5.000%,
03/30/2027 (B)	$780,000	$274,708
Form Technologies, LLC, Term Loan
10.076%, CME Term SOFR + 5.750%,
05/30/2030	1,306,725	1,144,469
HDI Aerospace Intermediate Holding III Corp., Term Loan B
8.829%, CME Term SOFR + 4.500%,
09/19/2031	1,405,935	1,406,821
Kodiak BP, LLC, Term Loan B
7.752%, CME Term SOFR + 3.750%,
12/04/2031	208,515	207,299
Michael Baker International, LLC, Term B-1 Loan
8.308%, CME Term SOFR + 4.000%,
12/01/2028	740,653	741,808
One Stop Mailing, LLC, Term Loan, 1st Lien
10.528%, CME Term SOFR + 6.360%,
05/07/2027	942,878	943,420
Titan Purchaser, Inc., Term Loan B
10.296%, CME Term SOFR + 6.000%,
01/31/2030	1,013,847	1,016,807
Trulite Holding Corp., Term Loan
10.292%, CME Term SOFR + 6.000%,
02/22/2030	1,652,626	1,644,363
		7,379,695
Information Technology — 1.4%
Emerald EMS, Term Loan, 1st Lien
10.599%, CME Term SOFR + 6.400%,
12/29/2027	593,125	409,256
Magenta Security Holdings, LLC, Third Out Term Loan
10.818%, CME Term SOFR + 6.510%,
07/27/2028 (B)	14,648	2,918
Nord Security, Inc.
0.000%, 09/23/2032 (B)	500,000	498,960

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Opportunistic
High Yield Fund

September 30, 2025

SCHEDULE OF INVESTMENTS (continued)
LOAN OBLIGATIONS — continued
	Face Amount	Value
Information Technology — continued
Venga Finance, LLC, 2025 Incremental Dollar Term Loan
8.211%, CME Term SOFR + 4.010%,
06/28/2029	$1,051,557	$1,053,923
		1,965,057
Materials — 1.1%
Opta Inc., 2024 Incremental Delayed Term Loan
11.211%, CME Term SOFR + 7.010%,
11/09/2028	434,610	421,572
Opta Inc., Delayed Draw Term Loan
11.211%, CME Term SOFR + 7.010%,
11/08/2028	136,102	132,019
11.015%, CME Term SOFR + 7.010%,
11/09/2028	154,768	150,125
Opta Inc., Term Loan, 1st Lien
11.238%, CME Term SOFR + 7.010%,
11/09/2028	869,513	843,427
		1,547,143
Utilities — 3.6%
Goodnight Water Solutions Holdings, LLC, Term Loan B
8.163%, CME Term SOFR + 4.000%,
06/04/2029	1,418,438	1,397,161
MH Sub I, LLC, 2023 May Incremental Term Loan, 1st Lien
8.252%, CME Term SOFR + 4.250%,
05/03/2028	1,294,187	1,242,963
MH Sub I, LLC, 2024 December New Term Loan, 1st Lien
8.413%, CME Term SOFR + 4.250%,
12/31/2031	875,954	804,783
WaterBridge Midstream Operating, LLC, Term Loan B
9.030%, CME Term SOFR + 4.860%,
06/27/2029	1,648,350	1,648,762
		5,093,669
TOTAL LOAN OBLIGATIONS
(Cost $29,370,798)		27,480,584

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Opportunistic
High Yield Fund

September 30, 2025

SCHEDULE OF INVESTMENTS (continued)
MUNICIPAL BOND — 1.0%
	Face Amount	Value
California Infrastructure & Economic Development Bank, Sub-Ser B, RB
Callable 01/01/2029 @ $105
9.500%, 01/01/2065 (A)	$1,550,000	$1,418,837

TOTAL MUNICIPAL BOND
(Cost $1,516,475)		1,418,837

COMMON STOCK — 0.5%
	Shares
Communication Services — 0.1%
Beasley Broadcast Group, Inc., Class A *(C)(D)	1,042	4,668
New Insights Holdings *(C)(D)	10,040	125,500
		130,168
Consumer Discretionary — 0.1%
24 Hour Fitness Worldwide, Inc. *(C)(D)	90,461	904
PSS Industrial Offering, Class A *(C)(D)	1,353	111,602
PSS Industrial Offering, Class B *(C)(D)	351	28,986
		141,492
Energy — 0.2%
Greenfire Resources *	56,516	261,104

Industrials — 0.1%
Altera Infrastructure (C)(D)	2,800	84,000

Information Technology — 0.0%
PVKG Investment Holdings *(C)(D)	445	4,450

TOTAL COMMON STOCK
(Cost $2,331,677)		621,214

PREFERRED STOCK — 0.0%

Consumer Discretionary — 0.0%
24 Hour Fitness Worldwide, Inc. # *(C)(D)	22,590	226
TOTAL PREFERRED STOCK
(Cost $30,496)		226
TOTAL INVESTMENTS — 97.5%
(Cost $142,665,244)		$137,283,918

Percentages are based on Net Assets of $140,793,372.

*	Non-income producing security.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Opportunistic
High Yield Fund

September 30, 2025

#	There is currently no interest rate available.
(A)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors". The total value of such securities as of September 30, 2025 was $101,111,744 and represents 71.8% of Net Assets.
(B)	Unsettled Bank Loan. Interest rate may not be available.
(C)	Level 3 security in accordance with fair value hierarchy.
(D)	Securities considered restricted. The total market value of such securities as of September 30, 2025, was $360,336 and represented 0.3% of the Net Assets.

CME — Chicago Mercantile Exchange

LLC — Limited Liability Company

RB — Revenue Bond

Ser — Series

SOFR — Secured Overnight Financing Rate

The following is a summary of the level of inputs used as of September 30, 2025, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3(1)	Total
Corporate Obligations	$—	$107,763,057	$—	$107,763,057
Loan Obligations	—	27,480,584	—	27,480,584
Municipal Bond	—	1,418,837	—	1,418,837
Common Stock	261,104	—	360,110	621,214
Preferred Stock	—	—	226	226
Total Investments in Securities	$261,104	$136,662,478	$360,336	$137,283,918

(1)	A reconciliation of Level 3 investments and disclosures of significant unobservable inputs are presented when the Fund has a significant amount of Level 3 investments at the end of the year in relation to Net Assets. Management has concluded that Level 3 investments are not material in relation to Net Assets.

A list of the restricted securities, excluding 144a, held by the Fund at September 30, 2025, is as follows:

Description	Number of Shares	Acquisition Date	Cost	Market Value
Common Stock
24 Hour Fitness Worldwide, Inc.	90,461	12/29/2020	$601,017	$904
Altera Infrastructure	2,800	12/5/2022	633,990	84,000
Beasley Broadcast Group, Inc., Class A	1,042	10/10/2024	11	4,668
New Insights Holdings	10,040	7/15/2024	315,135	125,500

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Opportunistic
High Yield Fund

September 30, 2025

PSS Industrial Offering, Class A	1,353	5/23/2022	$77,451	$111,602
PSS Industrial Offering, Class B	351	12/23/2019	527,705	28,986
PVKG Investment Holdings	445	6/4/2024	137,213	4,450
Preferred Stock
24 Hour Fitness Worldwide, Inc.	22,590	12/7/2020	30,496	226
			$2,323,018	$360,336

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Small Company
Equity Fund

September 30, 2025

SCHEDULE OF INVESTMENTS
COMMON STOCK — 93.6%
	Shares	Value
Communication Services — 1.1%
Nexstar Media Group, Cl A	464	$91,751

Consumer Discretionary — 11.4%
Bright Horizons Family Solutions *	933	101,296
First Watch Restaurant Group *	5,901	92,292
Fox Factory Holding *	3,716	90,262
Kontoor Brands	1,901	151,643
Levi Strauss, Cl A	3,915	91,219
Meritage Homes	1,593	115,381
Ollie's Bargain Outlet Holdings *	678	87,055
RH *	404	82,077
YETI Holdings *	2,963	98,312
		909,537
Consumer Staples — 3.0%
elf Beauty *	634	83,992
Inter Parfums	844	83,033
Lancaster Colony	431	74,473
		241,498
Energy — 3.5%
Antero Resources *	2,399	80,510
Atlas Energy Solutions, Cl A	3,672	41,751
Matador Resources	1,505	67,620
Weatherford International	1,308	89,506
		279,387
Financials — 17.3%
Atlantic Union Bankshares	2,403	84,802
Banner	1,155	75,652
Blackstone Mortgage Trust, Cl A ‡	5,219	96,082
Cohen & Steers	1,332	87,393
Dynex Capital ‡	8,347	102,585
Hancock Whitney	1,476	92,412
Lazard, Cl A	1,872	98,804
OceanFirst Financial	4,332	76,113
Paymentus Holdings, Cl A *	3,256	99,634
Selective Insurance Group	1,320	107,012
SouthState	923	91,257
Synovus Financial	1,801	88,393
Texas Capital Bancshares *	1,067	90,194
UWM Holdings	13,633	83,025

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Small Company
Equity Fund

September 30, 2025

SCHEDULE OF INVESTMENTS (continued)
COMMON STOCK — continued
	Shares	Value
Financials — continued
Zions Bancorp	1,825	$103,258
		1,376,616
Health Care — 14.1%
ADMA Biologics *	7,717	113,131
Alkermes *	3,821	114,630
Alphatec Holdings *	7,269	105,691
Axsome Therapeutics *	1,046	127,037
Bruker	2,754	89,477
Catalyst Pharmaceuticals *	4,750	93,575
Globus Medical, Cl A *	1,778	101,826
Halozyme Therapeutics *	1,574	115,437
ICU Medical *	683	81,933
QuidelOrtho *	2,828	83,285
Stevanato Group	3,702	95,327
		1,121,349
Industrials — 17.0%
Air Lease, Cl A	1,934	123,099
Alaska Air Group *	1,588	79,051
Allegiant Travel *	1,408	85,564
CACI International, Cl A *	147	73,321
Enerpac Tool Group, Cl A	1,640	67,240
ExlService Holdings *	2,711	119,365
Fluor *	2,057	86,538
Gates Industrial PLC *	4,897	121,543
Hayward Holdings *	6,390	96,617
Helios Technologies	2,289	119,326
ITT	539	96,352
John Bean Technologies	625	87,781
Korn Ferry	1,093	76,488
Mercury Systems *	1,583	122,524
		1,354,809
Information Technology — 11.0%
ACI Worldwide *	2,749	145,065
Advanced Energy Industries	659	112,122
BlackLine *	1,901	100,943
Kyndryl Holdings *	2,673	80,270
Littelfuse	460	119,145
Rambus *	929	96,802
Riot Platforms *	4,553	86,643

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Small Company
Equity Fund

September 30, 2025

SCHEDULE OF INVESTMENTS (continued)
COMMON STOCK — continued
	Shares	Value
Information Technology — continued
Semtech *	1,891	$135,112
		876,102
Materials — 6.0%
Axalta Coating Systems *	2,598	74,355
Coeur Mining *	6,068	113,836
Mosaic	3,266	113,265
O-I Glass, Cl I *	6,081	78,870
TriMas	2,477	95,711
		476,037
Real Estate — 6.9%
Federal Realty Investment Trust ‡	795	80,541
Independence Realty Trust ‡	5,138	84,212
Kilroy Realty ‡	910	38,447
LXP Industrial Trust ‡	9,001	80,649
National Health Investors ‡	1,237	98,342
PotlatchDeltic ‡	1,910	77,833
STAG Industrial ‡	2,574	90,836
		550,860
Utilities — 2.3%
Northwest Natural Holding	2,541	114,167
Northwestern Energy Group	1,141	66,874
		181,041
TOTAL COMMON STOCK
(Cost $6,580,098)		7,458,987

EXCHANGE-TRADED FUNDS — 3.1%

EQUITY FUNDS — 3.1%
iShares Russell 2000 ETF	507	122,674
SPDR S&P Biotech ETF	1,264	126,653
TOTAL EXCHANGE-TRADED FUNDS
(Cost $223,304)		249,327

TOTAL INVESTMENTS — 96.7%
(Cost $6,803,402)		$7,708,314

Percentages are based on Net Assets of $7,971,253.

*	Non-income producing security.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Small Company
Equity Fund

September 30, 2025

‡	Real Estate Investment Trust

Cl — Class

ETF — Exchange-Traded Fund

PLC — Public Limited Company

S&P — Standard & Poor's

SPDR — Standard & Poor's Depositary Receipts

As of September 30, 2025, all of the Fund's investments were considered Level 1, in accordance with the authoritative guidance of fair value measurements and disclosure under U.S. generally accepted accounting principles.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Funds
September 30, 2025

STATEMENTS OF ASSETS AND LIABILITIES

	Opportunistic High Yield Fund	Small Company Equity Fund
Assets:
Investments, at Value (Cost $142,665,244 and $6,803,402, respectively)	$137,283,918	$7,708,314
Cash	6,354,491	269,837
Receivable for Capital Shares Sold	130,511	700
Interest and Dividend Receivable	2,878,603	12,736
Receivable for Investment Securities Sold	342,511	23,304
Receivable from Investment Adviser	–	12,942
Prepaid Expenses	15,325	13,643
Total Assets	147,005,359	8,041,476
Liabilities:
Payable for Investment Securities Purchased	5,703,838	16,730
Payable for Capital Shares Redeemed	351,771	–
Payable to Investment Adviser	19,543	–
Distribution Fees Payable (Investor Shares)	4,603	194
Shareholder Servicing Fees Payable (Institutional Shares)	14,256	–
Shareholder Servicing Fees Payable (Investor Shares)	4,976	–
Payable to Administrator	11,631	9,041
Trustees’ Fees Payable	491	28
Chief Compliance Officer Fees Payable	1,430	80
Audit Fees Payable	46,331	27,877
Transfer Agent Fees Payable	9,989	5,441
Other Accrued Expenses	43,128	10,832
Total Liabilities	6,211,987	70,223
Commitments and Contingencies†

Net Assets	$140,793,372	$7,971,253
Net Assets Consist of:
Paid-in Capital	$152,565,242	$2,276,203
Total Distributable Earnings/(Loss)	(11,771,870)	5,695,050
Net Assets	$140,793,372	$7,971,253

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Funds
September 30, 2025

STATEMENTS OF ASSETS AND LIABILITIES (continued)

	Opportunistic High Yield Fund	Small Company Equity Fund
Institutional Shares
Net Assets	$116,091,699	$6,970,212
Shares Issued and Outstanding
(unlimited authorization — no par value)	13,843,805	522,616
Net Asset Value, Offering and Redemption Price Per Share	$8.39	$13.34
Investor Shares
Net Assets	$24,701,673	$1,001,041
Shares Issued and Outstanding
(unlimited authorization — no par value)	2,951,311	75,072
Net Asset Value, Offering and Redemption Price Per Share	$8.37	$13.33

†	See Note 5 in the Notes to Financial Statements.

Amounts designated as "—" are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Funds
For the Year Ended
September 30, 2025

STATEMENTS OF OPERATIONS

	Opportunistic High Yield Fund	Small Company Equity Fund
Investment Income:
Interest Income	$14,063,081	$22,242
Dividend Income	161,955	153,637
Less: Foreign Taxes Withheld	(90)	(87)
Total Investment Income	14,224,946	175,792
Expenses:
Investment Advisory Fees	817,729	127,798
Shareholder Servicing Fees (Institutional Shares)	120,870	1,574
Shareholder Servicing Fees (Investor Shares)	41,546	1,898
Administration Fees	148,527	112,799
Distribution Fees (Investor Shares)	69,242	3,163
Trustees' Fees	36,997	5,220
Chief Compliance Officer Fees	11,620	1,323
Transfer Agent Fees	81,219	41,758
Legal Fees	80,365	6,779
Registration Fees	49,036	32,343
Audit Fees	47,956	29,218
Printing Fees	45,479	4,482
Pricing Fees	24,788	3,556
Other Expenses	77,343	22,121
Total Expenses	1,652,717	394,032
Less:
Waiver of Investment Advisory Fees	(467,908)	(127,798)
Reimbursement by Investment Adviser	–	(95,855)
Fees Paid Indirectly	(98)	(57)
Net Expenses	1,184,711	170,322
Net Investment Income	13,040,235	5,470
Net Realized Gain/(Loss) on:
Investments	(1,211,063)	5,200,047
Net Realized Gain/(Loss)	(1,211,063)	5,200,047
Net Change in Unrealized Appreciation/(Depreciation) on:
Investments	(2,866,709)	(4,567,086)
Net Change in Unrealized Depreciation	(2,866,709)	(4,567,086)
Net Realized and Unrealized Gain (Loss)	(4,077,772)	632,961
Net Increase in Net Assets Resulting from Operations	$8,962,463	$638,431

Amounts designated as "—" are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Opportunistic
High Yield Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2025	Year Ended September 30, 2024
Operations:
Net Investment Income	$13,040,235	$10,426,756
Net Realized Loss	(1,211,063)	(812,230)
Net Change in Unrealized Appreciation (Depreciation)	(2,866,709)	4,632,307
Net Increase in Net Assets Resulting from Operations	8,962,463	14,246,833
Distributions:
Institutional Shares	(11,070,266)	(9,116,384)
Investor Shares	(2,440,931)	(2,020,562)
Total Distributions:	(13,511,197)	(11,136,946)
Capital Share Transactions:(1)
Institutional Shares:
Issued	44,878,603	69,988,645
Reinvestment of Dividends and Distributions	11,026,081	7,378,030
Redemption Fees(2)	23,458	33,547
Redeemed	(50,502,066)	(30,026,026)
Increase from Institutional Shares Capital Share Transactions	5,426,076	47,374,196
Investor Shares:
Issued	11,510,726	20,602,874
Reinvestment of Dividends and Distributions	2,426,410	1,976,166
Redemption Fees(2)	11,312	4,262
Redeemed	(18,584,456)	(5,456,362)
Increase (Decrease) from Investor Shares Capital Share Transactions	(4,636,008)	17,126,940
Net Increase in Net Assets from Capital Share Transactions	790,068	64,501,136
Total Increase(Decrease) in Net Assets	(3,758,666)	67,611,023
Net Assets:
Beginning of Year	144,552,038	76,941,015
End of Year	$140,793,372	$144,552,038

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.

(2)	For redemption fees, see Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Small Company
Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2025	Year Ended September 30, 2024
Operations:
Net Investment Income	$5,470	$102,096
Net Realized Gain	5,200,047	2,078,610
Net Change in Unrealized Appreciation (Depreciation)	(4,567,086)	4,576,239
Net Increase in Net Assets Resulting from Operations	638,431	6,756,945
Distributions:
Institutional Shares	(2,337,916)	(1,192,995)
Investor Shares	(106,759)	(80,873)
Total Distributions:	(2,444,675)	(1,273,868)
Capital Share Transactions:(1)
Institutional Shares:
Issued	4,340,110	531,207
Reinvestment of Dividends and Distributions	2,337,916	1,192,994
Redemption Fees(2)	2,500	353
Redeemed	(29,229,821)	(222,900)
Increase (Decrease) from Institutional Shares Capital Share Transactions	(22,549,295)	1,501,654
Investor Shares:
Issued	138,211	589,127
Reinvestment of Dividends and Distributions	106,759	80,873
Redemption Fees(2)	94	1,098
Redeemed	(679,320)	(1,433,351)
Decrease from Investor Shares Capital Share Transactions	(434,256)	(762,253)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(22,983,551)	739,401
Total Increase(Decrease) in Net Assets	(24,789,795)	6,222,478
Net Assets:
Beginning of Year	32,761,048	26,538,570
End of Year	$7,971,253	$32,761,048

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.

(2)	For redemption fees, see Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Opportunistic
High Yield Fund

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding
Throughout Each Year

Institutional Shares	Year Ended September 30, 2025	Year Ended September 30, 2024	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021
Net Asset Value, Beginning of Year	$8.59	$8.32	$8.32	$10.33	$9.32
Income (Loss) from Operations:
Net Investment Income(1)	0.74	0.78	0.77	0.76	0.74
Net Realized and Unrealized Gain (Loss)	(0.17)	0.32	0.04	(1.86)	1.00
Total from Operations	0.57	1.10	0.81	(1.10)	1.74
Redemption Fees^^	— ^	— ^	— ^	0.01	—
Dividends and Distributions:
Net Investment Income	(0.77)	(0.83)	(0.81)	(0.72)	(0.70)
Net Realized Gain	—	—	—	(0.20)	(0.03)
Total Dividends and Distributions	(0.77)	(0.83)	(0.81)	(0.92)	(0.73)
Return of Capital	—	—	—	— ^	—
Net Asset Value, End of Year	$8.39	$8.59	$8.32	$8.32	$10.33
Total Return†	7.06%	13.80%	10.17%	(11.33)%	19.19%
Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$116,091	$114,380	$64,498	$45,077	$66,855
Ratio of Expenses to Average Net Assets	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	1.06%	1.07%	1.40%	1.21%	1.20%
Ratio of Net Investment Income to Average Net Assets	8.83%	9.13%	9.19%	7.91%	7.29%
Portfolio Turnover Rate	66%	100%	62%	74%	71%

^	Amount represents less than $0.005 per share.
^^	See Note 2 in the Notes to Financial Statements.

†	Return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Per share data calculated using average shares method.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Opportunistic
High Yield Fund

FINANCIAL HIGHLIGHTS (continued)

Selected Per Share Data & Ratios

For a Share Outstanding

Throughout Each Year

Investor Shares	Year Ended September 30, 2025	Year Ended September 30, 2024	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021
Net Asset Value, Beginning of Year	$8.57	$8.31	$8.31	$10.32	$9.31
Income (Loss) from Operations:
Net Investment Income(1)	0.72	0.75	0.75	0.74	0.70
Net Realized and Unrealized Gain (Loss)	(0.17)	0.32	0.04	(1.86)	1.02
Total from Operations	0.55	1.07	0.79	(1.12)	1.72
Redemption Fees^^	— ^	— ^	— ^	0.01	—
Dividends and Distributions:
Net Investment Income	(0.75)	(0.81)	(0.79)	(0.70)	(0.68)
Net Realized Gain	—	—	—	(0.20)	(0.03)
Total Dividends and Distributions	(0.75)	(0.81)	(0.79)	(0.90)	(0.71)
Return of Capital	—	—	—	— ^	—
Net Asset Value, End of Year	$8.37	$8.57	$8.31	$8.31	$10.32
Total Return†	6.81%	13.43%	9.92%	(11.56)%	18.94%
Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$24,702	$30,172	$12,443	$7,198	$5,740
Ratio of Expenses to Average Net Assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	1.35%	1.41%	1.66%	1.50%	1.43%
Ratio of Net Investment Income to Average Net Assets	8.54%	8.89%	9.00%	7.89%	6.86%
Portfolio Turnover Rate	66%	100%	62%	74%	71%

^	Amount represents less than $0.005 per share.
^^	See Note 2 in the Notes to Financial Statements.

†	Return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Per share data calculated using average shares method.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Small Company
Equity Fund

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding

Throughout Each Year

Institutional Shares	Year Ended September 30, 2025	Year Ended September 30, 2024	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021
Net Asset Value, Beginning of Year	$13.79	$11.46	$10.39	$14.04	$9.03
Income (Loss) from Operations:
Net Investment Income(1)	0.01	0.04	0.08	0.02	0.04
Net Realized and Unrealized Gain (Loss)	0.57	2.85	1.32	(0.81)	5.02
Total from Operations	0.58	2.89	1.40	(0.79)	5.06
Redemption Fees^^	— ^	— ^	— ^	— ^	—
Dividends and Distributions:
Net Investment Income	(0.03)	(0.09)	(0.02)	(0.03)	(0.05)
Net Realized Gain	(1.00)	(0.47)	(0.31)	(2.83)	—
Total Dividends and Distributions	(1.03)	(0.56)	(0.33)	(2.86)	(0.05)
Net Asset Value, End of Year	$13.34	$13.79	$11.46	$10.39	$14.04
Total Return†	4.73%	25.99%	13.56%	(7.41)%	56.17%
Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$6,970	$31,251	$24,529	$15,346	$12,320
Ratio of Expenses to Average Net Assets	0.98%	0.98%	0.98%	0.98%	0.98%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	2.24%	1.75%	2.06%	2.82%	2.92%
Ratio of Net Investment Income to Average Net Assets	0.05%	0.37%	0.66%	0.18%	0.30%
Portfolio Turnover Rate	90%	92%	102%	109%	108%

^	Amount represents less than $0.005 per share.
^^	See Note 2 in the Notes to Financial Statements.

†	Return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Per share data calculated using average shares method.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Small Company
Equity Fund

FINANCIAL HIGHLIGHTS (continued)

Selected Per Share Data & Ratios

For a Share Outstanding

Throughout Each Year

Investor Shares	Year Ended September 30, 2025	Year Ended September 30, 2024	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021
Net Asset Value, Beginning of Year	$13.80	$11.47	$10.41	$14.07	$9.05
Income (Loss) from Operations:
Net Investment Income (Loss)(1)	(0.02)	0.02	0.06	(0.02)	0.01
Net Realized and Unrealized Gain (Loss)	0.55	2.83	1.31	(0.80)	5.06
Total from Operations	0.53	2.85	1.37	(0.82)	5.07
Redemption Fees^^	—	0.01	0.01	— ^	—
Dividends and Distributions:
Net Investment Income	—	(0.06)	(0.01)	(0.01)	(0.05)
Net Realized Gain	(1.00)	(0.47)	(0.31)	(2.83)	—
Total Dividends and Distributions	(1.00)	(0.53)	(0.32)	(2.84)	(0.05)
Net Asset Value, End of Year	$13.33	$13.80	$11.47	$10.41	$14.07
Total Return†	4.33%	25.71%	13.37%	(7.64)%	56.16%
Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$1,001	$1,510	$2,010	$237	$23
Ratio of Expenses to Average Net Assets	1.23%	1.23%	1.23%	1.23%	1.23%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	3.19%	2.15%	2.34%	3.21%	3.06%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.19)%	0.13%	0.52%	(0.21)%	0.08%
Portfolio Turnover Rate	90%	92%	102%	109%	108%

^	Amount represents less than $0.005 per share.
^^	See Note 2 in the Notes to Financial Statements.

†	Return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Per share data calculated using average shares method.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Funds September 30, 2025

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund III (the “Trust”) is organized as a Delaware statutory trust under a Declaration of Trust dated December 4, 2013. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 47 Funds. The financial statements herein are those of the MetLife Funds (formerly, the Mesirow Funds; the “Funds”). The investment objective of the MetLife Opportunistic High Yield Fund (formerly, Mesirow High Yield Fund; the “Opportunistic High Yield Fund”) is to seek to provide a high level of current income consistent with the preservation of principal. The investment objective of the MetLife Small Company Equity Fund (formerly, Mesirow Small Company Fund; the “Small Company Equity Fund”) is to seek to provide long-term capital appreciation with less volatility than the U.S. small company market. Each of the funds is classified as a diversified investment company. As of February 28, 2025, MetLife Investment Management, LLC serves as the Opportunistic High Yield Fund and Small Company Equity Fund investment adviser (the “Adviser”). Prior to February 28, 2025, Mesirow Financial Investment Management, Inc. served as the High Yield Fund investment adviser and Mesirow Institutional Investment Management, Inc. served as the Small Company Equity Fund Adviser. The Funds currently offer Institutional and Investor Shares. The Opportunistic High Yield Fund and the Small Company Equity Fund commenced operations on December 3, 2018 and December 19, 2018, respectively. The financial statements of the remaining Funds of the Trust are presented separately. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held.

2. Significant Accounting Policies:

The accompanying financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are presented in U.S. dollars which is the functional currency of the Funds. The Funds are each an investment company and therefore apply the accounting and reporting guidance issued by the U.S. Financial Accounting Standards Board (“FASB”) in Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. The following are significant accounting policies which are consistently followed in the preparation of the financial statements.

Use of Estimates — The preparation of financial statements requires management to make estimates and assumptions that affect the fair value of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on the NASDAQ Stock Market (the “NASDAQ”)), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm Eastern Standard Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trust’s Fair Value Procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Funds September 30, 2025

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures (the "Fair Value Procedures") established by the Adviser and approved by the Trust's Board of Trustees (the “Board”). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the "valuation designee" to determine the fair value of securities and other instruments for which no readily available market quotations are available. The Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) of the Adviser.

Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of September 30, 2025, the total market value of securities in the Opportunistic High Yield Fund valued in accordance with Fair Value Procedures was $360,336 or 0.3% of the Fund’s net assets. Small Company Equity Fund had no fair value securities.

In accordance with U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Funds September 30, 2025

●	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

●	Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with the Adviser’s pricing procedures, etc.); and

●	Level 3 — Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For details of investment classifications, reference the Schedule of Investments.

Federal Income Taxes — It is each Fund’s intention to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986 (the “Code”), as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current period. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the open tax year ends, since inception), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended September 30, 2025, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended September 30, 2025, the Funds did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income and expense are recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date and includes the amortization of premiums and the accretion of discount. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Discounts and premiums on fixed income securities are accreted and amortized using the effective interest method. Realized gains (losses) on paydowns of mortgage-backed and asset-backed securities are recorded as an adjustment to interest income.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Funds September 30, 2025

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statements of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid.

Expenses — Most expenses of the Trust can be directly attributed to a particular Fund. Expenses which cannot be directly attributed to a particular Fund are apportioned among the Funds of the Trust based on the number of Funds and/or relative net assets.

Cash — Idle cash may be swept into various time deposit accounts and is classified as cash equivalents on the Statements of Assets and Liabilities. The Funds maintain cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts invested are available on the same business day.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains (losses), and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Opportunistic High Yield Fund distributes its net investment income monthly and makes distributions of its net realized capital gains, if any, at least annually. The Small Company Fund distributes its net investment income, and makes distributions of its net realized capital gains, if any, at least annually. If shareholders own Fund shares on a Fund’s record date, shareholders will be entitled to receive the distribution. All distributions are recorded on ex-dividend date.

Redemption Fees — The Funds impose a 1.00% redemption fee on the value of the Institutional Shares and Investor shares redeemed fewer than 90 days from the date of purchase. The redemption fee is recorded as an increase to paid-in capital. The Opportunistic High Yield Fund, Institutional Shares and Investor Shares imposed redemption fees of $23,458 and $11,312, respectively, for the year ended September 30, 2025. The Small Company Equity Fund, Institutional Shares and Investor Shares imposed redemption fees of $2,500 and $94, respectively, for the year ended September 30, 2025.

Loan Obligations — To the extent consistent with its investment objective and strategies, certain Funds may invest in U.S. dollar denominated fixed and floating-rate loans (“Loans”) arranged through private negotiations between one or more financial institutions (“Lenders”). A Fund’s investments in such Loans may be in the form of participations in Loans (“Obligations”) or assignments of all or a portion of Loans from third parties. Obligations typically result in a Fund having a contractual relationship with the Lenders. A Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Obligation only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Obligations, a Fund generally has neither right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and a Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Obligation. As a result, a Fund assumes the credit risk of both the borrower and the Lender that is selling the Obligation. Unfunded commitments represent the remaining obligation of a Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. As of September 30, 2025, the Opportunistic High Yield Fund held an unfunded commitment to Kelso Industries, LLC, Delayed Draw Term Loan with an unfunded par and fair value amount of $101,200 and $0, respectively.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Funds September 30, 2025

Restricted Securities — As of September 30, 2025, the Opportunistic High Yield Fund owned private placement investments that were purchased through private offerings or acquired through initial public offerings or acquired through restructuring and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. In addition, the Fund has generally agreed to further restrictions on the disposition of certain holdings as set forth in various agreements entered into in connection with the purchase of these investments. These investments are valued at fair value as determined in accordance with the procedures approved by the Board.

3. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

The services provided by the CCO and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers, as required by SEC regulations. The CCO’s services and fees have been approved by, and are reviewed by, the Board. For the year ended September 30, 2025 the Opportunistic High Yield Fund and the Small Company Equity Fund were allocated CCO fees totaling $11,620 and $1,323, respectively.

4. Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides administrative services to the Funds. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Funds. For the year ended September 30, 2025, the Opportunistic High Yield Fund and the Small Company Equity Fund each paid $148,527 and $112,799 for these services, respectively.

The Funds have adopted the Distribution Plan (the “Plan”) for the Investor Shares. Under the Plan, the Distributor or financial intermediaries may receive up to 0.25% of the average daily net assets of the Investor Shares as compensation for distribution and shareholder services. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution or shareholder service expenses incurred by the Distributor or the amount of payments made to financial intermediaries. The Trust intends to operate the Plan in accordance with its terms and with Financial Industry Regulatory Authority (“FINRA”) rules concerning sales charges. For the year ended September 30, 2025, the Opportunistic High Yield Fund and the Small Company Equity Fund paid distribution fees totaling $69,242 and $3,163, respectively.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Funds September 30, 2025

The Funds have adopted a shareholder servicing plan (the "Service Plan") that provides that the Funds may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.15% based on the average daily net assets of the Funds’ Institutional Shares and Investor Shares. Certain brokers, dealers, banks, trust companies and other financial representatives receive compensation from the Fund for providing a variety of services, including record keeping and transaction processing. Such fees are based on the assets of the Fund that are serviced by the financial representative. Such fees are paid by the Fund to the extent that the number of accounts serviced by the financial representative multiplied by the account fee charged by the Fund’s transfer agent would not exceed the amount that would have been charged had the accounts serviced by the financial representative been registered directly through the transfer agent. All fees in excess of this calculated amount are paid by the Adviser. For the year ended September 30, 2025, the Opportunistic High Yield Fund and the Small Company Equity Fund paid $120,870 and $1,574 for the Institutional Shares and $41,546 and $1,898 for the Investor Shares, respectively, for these services.

Brown Brothers Harriman & Co. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds. For the year ended September 30, 2025, the Opportunistic High Yield Fund and the Small Company Equity Fund paid custody fees totaling $7,335 and $5,356, respectively.

SS&C Global Investor & Distribution Solutions, Inc., serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust. For the year ended September 30, 2025, the Opportunistic High Yield Fund and the Small Company Equity Fund paid transfer agent fees totaling $81,219 and $41,758, respectively.

The Funds may earn cash management credits which can be used to offset transfer agency expenses. For the year ended September 30, 2025, the Opportunistic High Yield Fund and the Small Company Equity Fund earned credits of $98 and $57, respectively, which were used to offset transfer agent expenses. These amounts are labeled as “Fees Paid Indirectly” on the Statements of Operations.

5. Investment Advisory Agreements:

Under the terms of the investment advisory agreements, the Adviser provides investment advisory services to the Opportunistic High Yield Fund and the Small Company Equity Fund at a fee calculated at an annual rate of 0.55% and 0.75%, respectively of the Funds’ average daily net assets. As of September 30, 2025, the fees for these services were $817,729 and $127,798 for the Opportunistic High Yield Fund and the Small Company Equity Fund, respectively.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Funds September 30, 2025

For each Fund, the Adviser has contractually agreed to waive fees and/or to reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, class specific expenses (e.g., Distribution and/or Service (12b-1) Fees) other than Shareholder Servicing Fees incurred by the Fund under the Amended and Restated Shareholder Services Plan adopted by the Trust (as defined below), research expenses relating to the securities that are purchased and sold by the Fund, dividend and interest expenses on securities sold short, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and non-routine expenses (collectively, “excluded expenses”)) from exceeding 0.75% and 0.98%, for the Opportunistic High Yield Fund and Small Company Equity Fund, respectively, of the average daily net assets of each Fund’s Institutional Shares and Investor Shares until February 28, 2026. This agreement may be terminated by: (i) the Board, for any reason at any time; or (ii) the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2026. In addition, the Adviser may receive from the Fund the difference between the total annual Fund operating expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the three-year period preceding the recoupment if at any point total annual Fund operating expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. During the year ended September 30, 2025, the Funds did not incur any recoupments. Reimbursement of previously waived fees and reimbursed expenses would be recognized as Recovery of Investment Advisory fees previously waived in the Statements of Operations. For the year ended September 30, 2025, the Advisor waived fees of $467,908 and $223,653, for the Opportunistic High Yield Fund and Small Company Equity Fund, respectively.

Accordingly, the contractual expense limitations for each Fund are as follows:

	Institutional Shares	Investor Shares*
Opportunistic High Yield Fund	0.75%	1.00%
Small Company Equity Fund	0.98%	1.23%

*	Includes 0.25% distribution fees on Investor Shares.

At September 30, 2025, the amount the Advisers may seek as reimbursement of previously waived fees and reimbursed expenses is as follows:

	2026	2027	2028	Total
Opportunistic High Yield Fund	$413,627	$383,283	$467,908	$1,264,818
Small Company Equity Fund	269,149	221,837	223,653	714,639

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Funds September 30, 2025

6. Shares Transactions:

Transactions in capital shares for each class were as follows:

Opportunistic High Yield Fund	Year Ended September 30, 2025	Year Ended September 30, 2024
Institutional Shares
Issued	5,319,870	8,215,952
Reinvestment of Dividends and Distributions	1,315,109	869,398
Redeemed	(6,109,542)	(3,522,494)
Net Institutional Shares Capital Share Transactions	525,437	5,562,856
Investor Shares
Issued	1,363,734	2,431,096
Reinvestment of Dividends and Distributions	289,492	233,437
Redeemed	(2,222,188)	(642,353)
Net Investor Shares Capital Share Transactions	(568,962)	2,022,180
Net Increase (Decrease) in Shares Outstanding	(43,525)	7,585,036

Small Company Equity Fund	Year Ended September 30, 2025	Year Ended September 30, 2024
Institutional Shares
Issued	348,627	42,453
Reinvestment of Dividends and Distributions	187,945	100,663
Redeemed	(2,279,493)	(18,003)
Net Institutional Shares Capital Share Transactions	(1,742,921)	125,113
Investor Shares
Issued	10,575	49,197
Reinvestment of Dividends and Distributions	8,589	6,824
Redeemed	(53,536)	(121,751)
Net Investor Shares Capital Share Transactions	(34,372)	(65,730)
Net Increase (Decrease) in Shares Outstanding	(1,777,293)	59,383

7. Investment Transactions:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the year ended September 30, 2025, were as follows:

	Purchases	Sales
Opportunistic High Yield Fund	$61,485,343	$62,721,505
Small Company Equity Fund	15,063,489	39,382,724

Additionally, the Opportunistic High Yield Fund had $1,205,500 in long-term U.S. government purchases.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Funds September 30, 2025

8. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. To the extent these differences are permanent, they are charged or credited to distributable earnings or paid-in capital, as appropriate, in the period that the differences arise. No permanent differences have been charged to paid-in capital for the period. The permanent differences not affecting paid-in capital in the current year are primarily attributable to different treatment for gains and losses on paydowns of mortgage and asset-backed securities for tax purposes, reclass of distributions and reclassification of long-term capital gain distribution on real estate investment trusts.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The tax character of dividends and distributions paid during the years ended September 30, 2025 and September 30, 2024 was as follows:

	Ordinary Income	Long-Term Capital Gain	Total
Opportunistic High Yield Fund
2025	$13,511,197	$—	$13,511,197
2024	11,136,946	—	11,136,946
Small Company Equity Fund
2025	517,759	1,926,916	2,444,675
2024	676,229	597,639	1,273,868

As of September 30, 2025, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Opportunistic High Yield Fund	Small Company Equity Fund
Undistributed Ordinary Income	$17,578	$754,422
Undistributed Long-Term Capital Gains	–	4,136,351
Post October Losses	(1,435,027)	–
Capital Loss Carryforwards	(3,930,914)	–
Unrealized Appreciation (Depreciation)	(6,423,507)	804,280
Other Temporary Differences	–	(3)
Total Distributable Earnings (Accumulated Losses)	$(11,771,870)	$5,695,050

Post-October losses represent losses realized on investment transactions from November 1, 2024 through September 30, 2025 that, in accordance with Federal income tax regulations, the Funds may elect to defer and treat as having arisen in the following fiscal year.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Funds September 30, 2025

During the year ended September 30, 2025, the Opportunistic High Yield Fund had $6,701 of capital loss carryforwards to offset capital gains.

The Funds have capital losses carried forward as follows:

	Short-Term Loss	Long-Term Loss	Total
MetLife Opportunistic High Yield Fund	$517,058	$3,413,856	$3,930,914

For Federal income tax purposes the difference between Federal tax cost and book cost primarily relates to premium amortization of callable bonds, and wash sales. The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments (including foreign currency and derivatives, if applicable) held by the Funds at September 30, 2025, were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Opportunistic High Yield Fund	$143,707,426	$3,833,819	$(10,257,326)	$(6,423,507)
Small Company Equity Fund	6,904,034	1,139,813	(335,533)	804,280

9. Concentration of Risks:

As with all management investment companies, a shareholder in each Fund is subject to the risk that his or her investment could lose money. The Funds are subject to the principal risks noted below, any of which may adversely affect the Funds’ net asset value (“NAV”) and ability to meet its investment objective.

Asset-Backed Securities Risk (Opportunistic High Yield Fund) — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities. Securitization trusts generally do not have any assets or sources of funds other than receivables and related property they own, and asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity. Asset-backed securities may be more illiquid than more conventional types of fixed income securities that the Fund may acquire.

Bank Loans Risk (Opportunistic High Yield Fund) — Investments in bank loans (through both assignments and participations) are generally subject to the same risks as investments in other types of debt instruments, including, in many cases, investments in junk bonds. There may be limited public information available regarding bank loans and bank loans may be difficult to value. If the Fund holds a bank loan through another financial institution, or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution. It is possible that any collateral securing a loan may be insufficient or unavailable to the Fund, and that the Fund’s rights to collateral may be limited by bankruptcy or insolvency laws. In addition, the secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may cause the Fund to be unable to realize the full value of its investment in a bank loan.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Funds September 30, 2025

Bank loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Below Investment Grade Securities (Junk Bonds) Risk (Opportunistic High Yield Fund) — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate investors for these risks, they are sometimes referred to as “high yield bonds,” but there is no guarantee that an investment in these securities will result in a high rate of return.

Convertible Securities and Preferred Stocks Risk (Opportunistic High Yield Fund) — Convertible and preferred securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible securities may be more sensitive to changes in interest rates than stocks. Convertible securities may also have credit ratings below investment grade, meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.

Corporate Fixed Income Securities Risk (Opportunistic High Yield Fund) — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk (Opportunistic High Yield Fund) — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Derivatives Risk (Opportunistic High Yield Fund) — The Fund’s use of futures, forwards, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk, liquidity risk and market risk are described in this section. Many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund’s use of over-the-counter forward contracts, options and swaps is also subject to credit risk and valuation risk. Valuation risk is described below. Credit risk is described above. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators have adopted and implemented regulations governing derivatives markets, the ultimate impact of which remains unclear. Additionally, some derivatives, such as non-deliverable forwards, require funds to be posted by the Fund when positions are opened. This creates a risk that the funds may not be returned to the Fund even if the position is closed.

Duration Risk (Opportunistic High Yield Fund) — The longer-term securities in which the Fund may invest tend to be more volatile than shorter-term securities. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Funds September 30, 2025

Equity Market Risk (Small Company Equity Fund) — The risk that stock prices will fall over short or extended periods of time. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Exchange-Traded Funds (ETFs) Risk (Opportunistic High Yield Fund and Small Company Equity Fund) — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities in which the ETF invests, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses.

Extension Risk (Opportunistic High Yield Fund) — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security’s value.

Fixed Income Market Risk (Opportunistic High Yield Fund) — The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the value of the Fund’s fixed income securities will vary inversely with the direction of prevailing interest rates. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Fund’s value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund’s liquidity or force the Fund to sell securities into a declining or illiquid market.

Foreign Currency Risk (Opportunistic High Yield Fund) — As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case the dollar value of an investment in the Fund would be adversely affected.

Foreign Investment/Emerging Markets Risk (Opportunistic High Yield Fund) — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Interest Rate Risk (Opportunistic High Yield Fund) — The risk that a change in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. Generally, the value of the Fund’s fixed income securities will vary inversely with the direction of prevailing interest rates. Changing interest rates may have unpredictable effects on the markets and may affect the value and liquidity of instruments held by the Fund. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Funds September 30, 2025

Investment Strategy Risk (Opportunistic High Yield Fund and Small Company Equity Fund) — The risk that the Fund’s investment strategy may underperform other segments of the equity markets or the equity markets as a whole.

Investment Style Risk (Opportunistic High Yield Fund) — The risk that high yield fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

Large Capitalization Risk (Opportunistic High Yield Fund) — The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Leverage Risk (Opportunistic High Yield Fund) — The Fund’s use of borrowing, derivatives and when-issued, delayed delivery or forward commitment transactions may result in the Fund’s total investment exposure substantially exceeding the value of its portfolio securities and, in certain cases, the Fund’s investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. In the case of borrowings, the Fund may experience losses if its borrowing costs exceed the investment returns on the securities purchased with the borrowed money. The Fund’s use of leverage may result in a heightened risk of investment loss.

Liquidity Risk (Opportunistic High Yield Fund and Small Company Equity Fund) — The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Market Risk (Opportunistic High Yield Fund and Small Company Equity Fund) — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the bond market as a whole. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which a Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Master Limited Partnerships (MLPs) (Opportunistic High Yield Fund) — MLPs are limited partnerships in which the ownership units are publicly traded. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP’s interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. Additional risks of investing in a MLP also include those involved in investing in a partnership as opposed to a corporation, such as limited control of management, limited voting rights and tax risks. MLPs may be subject to state taxation in certain jurisdictions, which will have the effect of reducing the amount of income paid by the MLP to its investors. Accordingly, it remains difficult to predict the full impact of the market transition away from LIBOR on the Fund, with the recent synthetic USD LIBOR cessation date.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Funds September 30, 2025

Money Market Instruments Risk (Opportunistic High Yield Fund and Small Company Equity Fund) — The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. A money market fund’s sponsor has no legal obligation to provide financial support to the fund, and there should be no expectation that the sponsor will provide financial support to the fund at any time. Certain money market funds float their net asset value while others seek to preserve the value of investments at a stable net asset value (typically,$1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable net asset value per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the Adviser would otherwise redeem shares. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.

Mortgage-Backed Securities Risk (Opportunistic High Yield Fund) — Mortgage-backed securities are affected significantly by the rate of prepayments and modifications of the mortgage loans backing those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage-backed securities are particularly sensitive to prepayment risk, which is described below, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities; however, the timing and amount of prepayments cannot be accurately predicted. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund’s actual yield to maturity on any mortgage-backed securities, even if the average rate of principal payments is consistent with the Fund’s expectation. Along with prepayment risk, mortgage-backed securities are significantly affected by interest rate risk, which is described above. In a low interest rate environment, mortgage loan prepayments would generally be expected to increase due to factors such as refinancing and loan modifications at lower interest rates. In contrast, if prevailing interest rates rise, prepayments of mortgage loans would generally be expected to decline and therefore extend the weighted average lives of mortgage-backed securities held or acquired by the Fund.

Municipal Securities Risk (Opportunistic High Yield Fund) — Municipal securities, like other fixed income securities, rise and fall in value in response to economic and market factors, primarily changes in interest rates, and actual or perceived credit quality. Rising interest rates will generally cause municipal securities to decline in value. Longer-term securities respond more sharply to interest rate changes than do shorter-term securities. A municipal security will also lose value if, due to rating downgrades or other factors, there are concerns about the issuer’s current or future ability to make principal or interest payments. State and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities, to pay interest and principal on municipal debt.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Funds September 30, 2025

Poor statewide or local economic results or changing political sentiments may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to meet their obligations. Actual or perceived erosion of the creditworthiness of municipal issuers may reduce the value of the Fund’s holdings. As a result, the Fund will be more susceptible to factors that adversely affect issuers of municipal obligations than a mutual fund that does not have as great a concentration in municipal obligations.

Portfolio Turnover Risk (Small Company Equity Fund) — The Fund is subject to portfolio turnover risk because it may buy and sell investments frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Fund. Shareholders may pay tax on such capital gains.

Prepayment Risk (Opportunistic High Yield Fund) — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Privately Issued Securities Risk (Opportunistic High Yield Fund) — Investment in privately placed securities may be less liquid than in publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded.

Sector Emphasis Risk (Small Company Equity Fund) — The securities of companies in the same business sector, if comprising a significant portion of the Fund’s portfolio, may in some circumstances react negatively to market conditions, interest rates and economic, regulatory or financial developments and adversely affect the value of the portfolio to a greater extent than if such securities comprised a lesser portion of the Fund’s portfolio or the Fund’s portfolio was diversified across a greater number of industry sectors.

Small- and Mid-Capitalization Companies Risk (Small Company Equity Fund) — The Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small- and mid-capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small- and mid-capitalization stocks may be more volatile than those of larger companies. Small- and mid-capitalization stocks may be traded over-the-counter or listed on an exchange.

Style Risk (Small Company Equity Fund) — Relative value investing focuses on companies with stocks that appear undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow. If the Adviser’s assessment of market conditions, or a company’s value or prospects for exceeding earnings expectations, is wrong, the Fund could suffer losses or produce poor performance relative to other funds.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Funds September 30, 2025

U.S. Government Securities Risk (Opportunistic High Yield Fund) —Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.

Valuation Risk (Opportunistic High Yield Fund and Small Company Equity Fund) — The risk that a security may be difficult to value. The Fund may value certain securities at a price higher than the price at which they can be sold.

Value Style Risk (Small Company Equity Fund) — Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow. If the Adviser’s assessment of market conditions, or a company’s value or prospects for exceeding earnings expectations, is wrong, the Fund could suffer losses or produce poor performance relative to other funds.

Warrants and Rights Risk (Opportunistic High Yield Fund) — Warrants and rights may be more speculative than other types of investments. The price of a warrant or right may be more volatile than the price of its underlying security, and a warrant or right may offer greater potential for capital appreciation as well as capital loss. A warrant or right ceases to have value if it is not exercised prior to its expiration date.

When-Issued and Delayed Delivery Securities and Forward Commitments Risk (Opportunistic High Yield Fund) — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery.

10. Concentration of Shareholders:

At September 30, 2025, the percentage of total shares outstanding held by shareholders of the Funds owning 10% or greater of the aggregate total shares outstanding was as follows:

	No. of Shareholders	% Ownership
Opportunistic High Yield Fund
Institutional Shares	3	81%
Investor Shares	2	93%
Small Company Equity Fund
Institutional Shares	2	77%
Investor Shares	2	98%

11. Indemnifications:

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Funds September 30, 2025

12. Recent Accounting Pronouncement:

In this reporting period, the Funds adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect each Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The management of the Funds’ Adviser acts as each Fund’s CODM. Each Fund represents a single operating segment, as the CODM monitors the operating results of each Fund as a whole and each Fund’s long-term strategic asset allocation is pre-determined in accordance with each Fund's single investment objective which is executed by each Fund’s portfolio managers. The financial information in the form of each Fund’s schedule of investments, total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus each Fund’s comparative benchmarks and to make resource allocation decisions for each Fund’s single segment, is consistent with that presented within each Fund’s financial statements. Segment assets are reflected on the accompanying Statements of Assets and Liabilities as “total assets” and significant segment expenses are listed on the accompanying Statements of Operations.

13. Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Funds September 30, 2025

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the MetLife Opportunistic High Yield Fund and MetLife Small Company Equity Fund and Board of Trustees of Advisors’ Inner Circle Fund III

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of MetLife Opportunistic High Yield Fund (formerly, Mesirow High Yield Fund) and MetLife Small Company Equity Fund (formerly, Mesirow Small Company Fund) (the “Funds”), each a series of Advisors’ Inner Circle Fund III as of September 30, 2025, the related statements of operations and changes in net assets, and the financial highlights for the year then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2025, the results of their operations, the changes in net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial statements and financial highlights for the years ended September 30, 2024, and prior, were audited by other auditors whose report dated November 22, 2024, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2025, by correspondence with the custodians, brokers, agent banks, and transfer agents; when replies were not received, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2025.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

November 26, 2025

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Funds September 30, 2025

NOTICE TO SHAREHOLDERS (UNAUDITED)

For shareholders that do not have a September 30, 2025 tax year end, this notice is for informational purposes only. For shareholders with a September 30, 2025 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended September 30, 2025, the Fund is designating the following items with regard to distributions paid during the year.

	Return of Capital	Long Term Capital Gain	Ordinary Income Distributions	Total Distributions	Dividends Qualifying for Corporate Dividend Received Deduction(1)
Opportunistic High Yield Fund	0.00%	0.00%	100.00%	100.00%	0.00%
Small Company Equity Fund	0.00%	78.82%	21.18%	100.00%	42.43%

	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividends(4)	Qualified Short- Term Capital Gain(5)
Opportunistic High Yield Fund	0.00%	0.00%	59.03%	0.00%
Small Company Equity Fund	47.93%	0.00%	4.81%	100.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short-term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distribution. Interest related dividends are exempt from U.S. withholding tax when paid to foreign investors.

(5)	The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short-term capital gain distribution that is exempt from U.S. withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholder for the calendar year ending December 31, 2025. Complete information will be computed and reported with your 2025 Form 1099-DIV.

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Funds September 30, 2025

OTHER INFORMATION (FORM N-CSR ITEMS 8-11) (UNAUDITED)

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

On March 26, 2025, PricewaterhouseCoopers LLP (“PwC”) resigned as the Funds’ independent registered public accounting firm for the fiscal-year-ended September 30, 2025.

PwC’s report on the financial statements of Mesirow High Yield Fund and Mesirow Small Company Fund (the “Funds”) for the fiscal-periods-ended September 30, 2024 and 2023, did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

For the two fiscal-years-ended September 30, 2024 and 2023, and the subsequent interim period through March 26, 2025, there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreement in connection with PwC’s report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

The Funds requested that PwC furnish the Funds with a letter addressed to the U.S. Securities and Exchange Commission (the “SEC”) stating PwC agrees with the Funds’ statements. A copy of the letter from PwC to the SEC is filed as an Exhibit to the Form N-CSRS as of March 31, 2025, as well as to this Form N-CSR as of September 30, 2025.

On March 26, 2025, the Audit Committee of the Trust’s Board of Trustees approved, and the Trust’s Board of Trustees, based upon the recommendation of the Audit Committee, approved, the appointment of Cohen & Company, Ltd. (“Cohen & Co”) as the Trust’s independent registered public accounting firm for the fiscal-year-ended September 30, 2025.

For the two fiscal- years-ended September 30, 2024 and 2023, and the subsequent interim period through March 26, 2025, neither the Funds, nor anyone on the Funds’ behalf, consulted with Cohen & Co on items which: (1) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds’ financial statements, and no written report or oral advice was provided to the Funds that Cohen & Co concluded was an important factor considered by the Funds in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1) (iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

At a Special Meeting of Shareholders held on June 11, 2025, shareholders of the Advisors’ Inner Circle III Trust elected Trustees.

All Nominees receiving a plurality of the votes cast at the Meeting with respect to a Trust will be elected as Trustees of the Trust, provided that thirty-three and one third percent (33 1/3%) of the shares of the Trust entitled to vote are present in person or by proxy at the Meeting. The election of Trustees for one Trust is not contingent on the election of Trustees for the other Trust. With a plurality vote, the Nominees who receive the highest number of votes will be elected, even if they receive votes from less than a majority of the votes cast. Because the Nominees are running unopposed, assuming a quorum is present, all Nominees are expected to be elected as Trustees, as all Nominees who receive a single vote in his other favor will be elected, while votes not cast or votes to withhold (or abstentions) will have no effect on the election outcome.

	Votes For	Votes Withheld	Proposal Passing
John G. Alshefski	1,662,873,478	5,330,326	Yes

THE ADVISORS’ INNER CIRCLE FUND III	MetLife Funds September 30, 2025

	Votes For	Votes Withheld	Proposal Passing
Jon C. Hunt	1,574,558,027	93,645,777	Yes
Thomas P. Lemke	1,627,701,282	40,502,522	Yes
Nichelle Maynard-Elliott	1,642,537,284	25,666,520	Yes
Jay C. Nadel	1,647,431,408	20,772,396	Yes
Randall S. Yanker	1,627,734,666	40,469,138	Yes

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

The remuneration paid by the company during the period covered by the report to the Trustees on the company’s Board of Trustees is disclosed within the Statement(s) of Operations of the financial statements (Item 7).

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

MetLife Funds

P.O. Box 219009

Kansas City, MO 64121-9009

800-252-4993

Adviser:

MetLife Investment Management, LLC

One MetLife Way

Whippany, NJ 07981

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

2222 Market Street

Philadelphia, PA 19103

Independent Registered Public Accounting Firm:

Cohen & Company, Ltd.

1835 Market Street, Suite 310

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds described.

MIM-AR-002-0100

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Included under Item 7.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Included under Item 7.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Included under Item 7.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included under Item 7.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 14. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 16. Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Act (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b)       There has been no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)       Not applicable.

(b)       Not applicable.

Item 19. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) Not applicable.

(a)(3) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), are filed herewith.

(a)(4) Not applicable.

(a)(5) Not applicable.

(b)       Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund III

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
Principal Executive Officer
Date: May 20, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
Principal Executive Officer
Date: May 20, 2026

By (Signature and Title)	/s/ Andrew Metzger
Andrew Metzger
Principal Financial Officer
Date: May 20, 2026